SUPPLEMENT DATED JUNE 15, 1998 TO THE
            PRINCOR CLASS R SHARE PROSPECTUS DATED DECEMBER 31, 1997

Effective July 1, 1998, the prospectus dated December 31, 1997 for the Class R shares of Principal Family of Mutual Funds is amended by:

1)   deleting the last paragraph on page 3 and inserting the following:

     Who may Invest

         Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who:

     o receive lump sum distributions from retirement plans administered by Principal Life Insurance Company; or

     o are participants in retirement plans administered by Principal Life Insurance Company; or

     o own individual life or disability insurance policies issued by Principal Life Insurance Company that do not have an insurance agent licensed to sell such policies assigned to the policies; or

     o    have mortgages which are serviced by Principal Life Insurance Company;
          or

     o    have existing Principal Mutual Fund Class R share accounts.

2)   deleting the third paragraph on page 8 and inserting the following:

     How to Buy Shares

         To buy shares, send a completed Account Application or a Princor IRA or SEP-IRA Application to Princor. If you are setting up an account that is not part of a direct rollover also include your check. The minimum initial investment for each Fund is $500. The minimum subsequent invest is $100. See "How to Purchase Shares" and "How to Exchange Shares."

3)  deleting the fourth paragraph on page 37 and inserting the following:

         Minimum Purchase Amount. You may open an account with any of the Funds with a minimum initial investment of $500. Additional investments of $100 or more may be made without completing a new application. The minimum initial and subsequent investment amounts do not apply to receiving accounts in a Dividend Relay Election. Each Fund's Board of Directors reserves the right to change or waive minimum investment requirements at any time.

GP 41071S-3

     This Prospectus describes a family of investment companies ("Principal Funds" formerly known as "Princor Funds") which has been organized by Principal Mutual Life Insurance Company. Together the Funds provide the following range of investment objectives:

                              GROWTH-ORIENTED FUNDS

                                    Domestic

Principal Balanced Fund, Inc. (formerly known as Princor Balanced Fund, Inc.) seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Principal Blue Chip Fund, Inc. (formerly known as Princor Blue Chip Fund, Inc.) seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Principal Capital Value Fund, Inc. (formerly known as Princor Capital Accumulation Fund, Inc.) seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal Growth Fund, Inc. (formerly known as Princor Growth Fund, Inc.) seeks growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal MidCap Fund, Inc. (formerly known as Princor Emerging Growth Fund, Inc.) seeks to achieve long-term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Principal Real Estate Fund, Inc. seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc. seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

Principal Utilities Fund, Inc. (formerly known as Princor Utilities Fund, Inc.) seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

                                  International

Principal International Emerging Markets Fund, Inc. seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Principal International Fund, Inc. (formerly known as Princor World Fund, Inc.) seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Principal International SmallCap Fund, Inc. seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

                              INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc. (formerly known as Princor Bond Fund, Inc.) seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is December 31, 1997.

Principal Government Securities Income Fund, Inc. (formerly known as Princor Government Securities Income Fund, Inc.) seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Principal High Yield Fund, Inc. (formerly known as Princor High Yield Fund, Inc.) seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income. Principal High Yield Fund, Inc. invests predominantly in lower rated bonds, commonly referred to as "junk bonds" and may invest 100% of its assets in such bonds. Bonds of this type are considered to be speculative with regard to payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in this fund. THESE ARE SPECULATIVE SECURITIES.

Principal Limited Term Bond Fund, Inc. (formerly known as Princor Limited Term Bond Fund, Inc.) seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

                               Money Market Funds

Principal Cash Management Fund, Inc. (formerly known as Princor Cash Management Fund, Inc.) seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

     Each of the Principal Funds described in this Prospectus offers three classes of shares: Class A shares, Class B shares and Class R shares. Each class is sold pursuant to different sales arrangements and bears different expenses. Only Class R shares are offered through this Prospectus. Class A shares are described herein only because Class R shares convert to Class A shares after a period of time. For more information about the different sales arrangements, see "How to Purchase Shares" and "Offering Price of Fund's Shares ." For information about various expenses borne by Class R shares and Class A shares see "Overview."

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance the Principal Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share.



     This Prospectus concisely states information about the Principal Funds that an investor should know before investing. It should be read and retained for future reference.

     Additional information about the Funds has been filed with the Securities and Exchange Commission, including a document called a Statement of Additional Information dated December 31, 1997 which is incorporated by reference herein. The Statement of Additional Information and a Prospectus describing Class A and Class B shares can be obtained free of charge by writing or telephoning the Funds' principal underwriter: Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

                                TABLE OF CONTENTS
                                                                            Page

     Overview................................................................  3
     Financial Highlights....................................................  9
     Investment Objectives, Policies and Restrictions........................ 20
         Growth-Oriented Funds............................................... 20
             Domestic........................................................ 20
             International................................................... 25
         Income-Oriented Funds............................................... 26
         Money Market Fund................................................... 31
     Certain Investment Policies and Restrictions............................ 32
     Risk Factors............................................................ 33
     How the Funds are Managed............................................... 34
     How to Purchase Shares.................................................. 37
     Offering Price of Funds' Shares ........................................ 38
     Distribution and Shareholder Servicing Plans and Fees................... 39
     Determination of Net Asset Value of Funds' Shares....................... 39
     Distribution of Income Dividends and Realized Capital Gains ............ 40
     Tax Treatment of the Funds, Dividends and Distributions ................ 42
     How to Exchange Shares.................................................. 43
     How to Sell Shares...................................................... 44
     Periodic Withdrawal Plan................................................ 45
     Performance Calculation................................................. 45
     General Information About a Fund Account................................ 46
     Shareholder Rights...................................................... 46
     Additional Information.................................................. 47

     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of any of the Funds in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made. Currently, shares of the Funds are not available for sale in New Hampshire, in any U.S. possession or in Canada or any other foreign country. No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Funds Manager. Because the Principal Funds use a combined Prospectus there may be a possibility that one Fund might become liable for any misstatements, inaccuracy, or incomplete disclosure in the Prospectus concerning another Fund.

OVERVIEW

     The following overview is provided for your convenience. Please read the detailed information found in the prospectus.

     The Principal Funds are separately incorporated, open-end diversified management investment companies. Each of the Principal Funds described in this Prospectus offers three classes of shares: Class A, Class B and Class R shares. However, only Class R shares are offered through this Prospectus.

Who may Invest

     Class R shares are offered only to the following: (1) people who receive lump sum distributions from certain retirement plans administered by Principal Mutual Life Insurance Company under the terms of a written service agreement ("Administered Employee Benefit Plans") to fund individual retirement accounts;
(2) people who receive lump sum distributions from certain unregistered annuity contracts issued by Principal Mutual Life Insurance Company; (3) policyowners of individual life or disability insurance policies issued by Principal Mutual Life Insurance Company that do not have an insurance agent licensed to sell such policies assigned to the policies; (4) mortgagors of mortgages serviced by Principal Mutual Life Insurance Company, its subsidiaries or affiliates; and (5) shareholders of Class R shares.

What it Costs to Invest

     Class R shares are sold without a front-end sales charge or a contingent deferred sales charge. Class R shares of each Fund are subject to a 12b-1 fee at annual rate of .75% of the Fund's average net assets attributable to Class R shares. Class R shares automatically convert into Class A shares, based on relative net asset values (which means without a sales charge), approximately four years after purchase. The tables on the next page depict the fees and expenses applicable to the purchase and ownership of shares of each of the Funds. Table A depicts Class R shares and is based on amounts incurred by the Funds' Class A shares during the fiscal year ended October 31, 1997, and assumptions regarding the level of expenses anticipated for Class R shares during the current fiscal year. Table B depicts Class A shares and is based on amounts incurred by the Funds during the fiscal year ended October 31, 1997, except as otherwise indicated. While Table B depicts the maximum sales charge applicable to shares sold to the public, no sales charge applies when Class R shares convert to Class A shares. The table included as an Example indicates the cumulative expenses an investor would pay on an initial $1,000 investment that earns a 5% annual return, regardless of whether shares are redeemed. The examples are based on each Fund's Annual Operating Expenses described in Tables A and B. Please remember that the Examples should not be considered a representation of future expenses and that actual expenses may be greater or less than those shown.

                                                                    Shareholder Transaction Expenses

                                                     Maximum Sales Load Imposed                                    Contingent
                                                           on Purchases                 Redemption    Exchange    Deferred Sales
                     Fund                        (as a percentage of offering price)       Fee*         Fee           Charge
                     ----                        -----------------------------------    ----------    --------    --------------


               Class A Shares
               --------------
     All Funds except Limited Term Bond Fund
       and Money Market Funds                                   4.75%                      None         None           None
     Limited Term Bond Fund                                     1.50%                      None         None           None
     Money Market Funds                                         None                       None         None           None

               Class R Shares
               --------------
     All Funds                                                  None                       None         None           None

     * A wire charge of $6.00 will be deducted for all wire transfers.

                                                       CLASS R SHARES
    TABLE A                                                             Annual Fund Operating Expenses
                                                                    (as a percentage of average net assets)
                                                   ------------------------------------------------------------------------
                                                   Management            12b-1             Other            Total Operating
                Fund                                   Fee                Fee            Expenses              Expenses
                ----                               ----------            -----           --------           ---------------
     Balanced Fund                                     .60%               .75%             .64%                 1.99%
     Blue Chip Fund                                    .50                .75              .64                  1.89
     Bond Fund                                         .16                .75              .54                  1.45*
     Capital Value Fund                                .40                .75              .35                  1.50
     Cash Management Fund                              .28                .31              .67                  1.26*
     Government Securities Income Fund                 .46                .75              .58                  1.79
     Growth Fund                                       .44                .75              .50                  1.69
     High Yield Fund                                   .60                .75             1.07                  2.42
     International Emerging Markets Fund              1.23                .18              .79                  2.20**
     International Fund                                .70                .75              .65                  2.10
     International SmallCap Fund                      1.19                .18              .78                  2.15**
     Limited Term Bond Fund                            .00                .57              .91                  1.48*
     MidCap Fund                                       .58                .75              .54                  1.87
     Real Estate Fund                                  .90                .75              .55                  2.20***
     SmallCap Fund                                     .85                .75              .55                  2.15***
     Utilities Fund                                    .00                .76              .89                  1.65*

     *   After waiver.
     **  Annualized
     *** Estimated expenses.

                                                       CLASS A SHARES
    TABLE B                                                             Annual Fund Operating Expenses
                                                                    (as a percentage of average net assets)
                                                   ------------------------------------------------------------------------
                                                   Management            12b-1             Other            Total Operating
                Fund                                   Fee                Fee            Expenses              Expenses
                ----                               ----------            -----           --------           ---------------
     Balanced Fund                                     .60%               .26%            .47%                  1.33%
     Blue Chip Fund                                    .50                .25             .55                   1.30
     Bond Fund                                         .46                .23             .26                    .95*
     Capital Value Fund                                .40                .12             .18                    .70
     Cash Management Fund                              .37                None            .26                    .63*
     Government Securities Income Fund                 .46                .19             .19                    .84
     Growth Fund                                       .44                .21             .38                   1.03
     High Yield Fund                                   .60                .25             .37                   1.22
     International Emerging Markets Fund              1.23                .09             .71                   2.03**
     International Fund                                .71                .21             .47                   1.39
     International SmallCap Fund                      1.19                .09             .71                   1.99**
     Limited Term Bond Fund                            .25                .17             .48                    .90*
     MidCap Fund                                       .59                .25             .42                   1.26
     Real Estate Fund                                  .90                .25             .55                   1.70***
     SmallCap Fund                                     .85                .25             .55                   1.65***
     Utilities Fund                                    .50                .25             .40                   1.15*

     *   After waiver.
     **  Annualized
     *** Estimated expenses.

                                                       EXAMPLE


     You would pay the following expenses on a $1,000  investment,  assuming (1)
     5% annual return and (2) redemption at the end of each time period:

                                                   1 Year             3 Years          5 Years (a)          10 Years (a)
                                             -----------------   -----------------   -----------------   -----------------

                                             Class A   Class R   Class A   Class R   Class A   Class R   Class A   Class R
                     Fund                    Shares    Shares    Shares    Shares    Shares    Shares    Shares    Shares
     ---------------------------------       -------   -------   -------   -------   -------   -------   -------   -------
     Balanced Fund                             $60       $20       $88       $62      $117      $100       $200      $185
     Blue Chip Fund                            $60       $19       $87       $59      $115       $95       $197      $179
     Bond Fund                                 $57       $15       $76       $46       $98       $73       $159      $136
     Capital Value Fund                        $54       $15       $69       $47       $85       $73       $130      $119
     Cash Management Fund                       $6       $13       $20       $40       $35       $62        $79      $104
     Government Securities Income Fund         $56       $18       $73       $56       $92       $86       $146      $141
     Growth Fund                               $58       $17       $79       $53      $102       $84       $167      $152
     High Yield Fund                           $59       $25       $84       $75      $111      $116       $188      $193
     International Emerging Markets Fund       $67       $22      $108       $69       N/A       N/A        N/A       N/A
     International Fund                        $61       $21       $89       $66      $120      $105       $206      $193
     International SmallCap Fund               $67       $22      $107       $67       N/A       N/A        N/A       N/A
     Limited Term Bond Fund                    $24       $15       $43       $47       $64       $74       $124      $134
     MidCap Fund                               $60       $19       $86       $59      $113       $94       $193      $175
     Real Estate Fund                          $64       $22       $99       $69       N/A       N/A        N/A       N/A
     SmallCap Fund                             $63       $22       $97       $67       N/A       N/A        N/A       N/A
     Utilities Fund                            $59       $17       $82       $52      $108       $84       $181      $159

     (a) The amount in this column reflects the conversion of Class R shares to Class A shares four years after the initial purchase.

     The purpose of the preceding tables is to help you understand the various expenses that you will pay, either directly or indirectly. Although Annual Fund Operating Expenses shown in the Expense Table for Class A shares are generally based upon each Fund's actual expenses, the 12b-1 Plan adopted by each of the Funds (except the Money Market Funds which have no such Plan for Class A shares) permits Princor Financial Services Corporation ("Princor") as underwriter to retain an annual fee of up to .25% of each Fund's average net assets. A portion of this annual fee is considered an asset-based sales charge. Thus, it is theoretically possible for a long-term shareholder of Class A shares, whether acquired directly or by conversion of Class R shares, to pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers. See "Distribution and Shareholder Servicing Plans and Fees", "How to Purchase Shares" and "How the Funds are Managed."

     The Manager voluntarily waived a portion of its fee for the Bond, Cash Management, Limited Term Bond and Utilities Funds throughout the fiscal year ended October 31, 1997. Without these waivers, total annualized operating expenses as a percentage of average net assets actually incurred by the Funds for the fiscal year ended October 31, 1997 for the Class A shares would have amounted to .98% for the Bond Fund, .63% for the Cash Management Fund, 1.15% for the Limited Term Bond Fund and 1.25% for the Utilities Fund, and for Class R shares, 1.78% for the Bond Fund, 1.34% for the Cash Management Fund, 2.95% for the Limited Term Bond Fund and 2.67% for the Utilities Fund. The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of these Funds through February 28, 1998 in an amount that will maintain a total level of operating expenses which as a percent of average net assets attributable to a class on an annualized basis during the period will not exceed, for the Class A shares, .95% for the Bond Fund, .75% for the Cash Management Fund, .90% for the Limited Term Bond Fund and 1.15% for the Utilities Fund, and for the Class R shares, 1.45% for the Bond Fund, 1.25% for the Cash Management Fund, 1.50% for the Limited Term Bond Fund and 1.65% for the Utilities Fund. The foregoing examples assume the continuation of these waivers throughout the periods shown.

A significant portion of the assets of the Cash Management Fund has been invested via Principal Financial Securities, Inc. ("PFS"), a broker-dealer affiliated with Princor and the Manager of this Fund. Subject to regulatory approval, PFS will be sold in mid-January, 1998. It is anticipated that the assets of PFS clients will be redeemed from this fund. Should that occur, the management fee before waiver is estimated to be .46% . With the waiver, the management fee for Cash Management is estimated to be .33%.

What the Funds Offer Investors

     Investor objectives and risk tolerances vary. For example, some of you may want growth to help accumulate assets prior to retirement or to generate current income during retirement. Investors purchase shares of Funds that have investment objectives that match their own financial objectives. The Funds also offer a choice of varying levels of investment risks to assist you in to choosing one or more Funds based on your willingness to assume various risks. The Funds offer:

     Professional Investment Management: Principal Management Corporation (formerly known as Princor Management Corporation) is the Manager for each of the Funds. Through a Sub-Advisory Agreement between Invista Capital Management ("Invista") and the Manager, Invista performs the investment advisory responsibilities of the Manager for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities Income Fund and the Limited Term Bond Fund. The Manager and Invista employ experienced securities analysts to provide you with professional investment management. The Manager or Invista decides how and where to invest Fund assets. Investment decisions are based on research into the financial performance of individual companies and specific securities issues, taking into account general economic and market trends. See "How the Funds are Managed."

     Diversification: Principal Funds allow you to diversify your assets across dozens of securities issued by a number of issuers. In addition, you may further diversify by investing in several of the Funds. Diversification reduces investment risk.

     Economies  of  Scale:   Pooling  individual   shareholders'  money  creates
administrative efficiencies and, in certain Funds, saves on brokerage commissions through round-lot orders and quantity discounts. By pooling money with other investors, you can invest indirectly in many more securities than you could on your own.

     Liquidity: Upon request, each Fund will redeem all or part of your shares and promptly pay the current net asset value of the shares redeemed, less any applicable contingent deferred sales charge. See "How to Sell Shares."

     Dividends: Each Fund will normally declare a dividend payable to shareholders from investment income in accordance with its distribution policy. Dividends payable for Class R shares will be lower than dividends payable for Class A shares. See "Distribution of Income Dividends and Realized Capital Gains."

     Convenient Investment and Recordkeeping Services: You will receive quarterly statements of account with information regarding purchases, redemptions and reinvested dividends or distributions occurring during the quarter, as well as the balance of shares owned and account values as of the statement date. In addition, you may complete certain transactions and access account information by telephoning 1-800-247-4123.

Investment Objectives of the Funds

                              GROWTH-ORIENTED FUNDS

                                    Domestic

               Fund                              Investment Objectives

Principal Balanced Fund, Inc.       Total   investment   return   consisting  of
                                    current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

Principal Blue Chip Fund,  Inc.     Growth of capital and growth of income.
                                    In seeking to achieve its objective, the Fund will invest primarily in common stocks of well-capitalized, established companies which the Fund's Manager believes to have the potential for growth of capital, earnings and dividends.

Principal Capital  Value Fund, Inc. Long-term capital appreciation with   a
                                    secondary objective  of growth of investment
                                    income.   The Fund seeks to achieve its
                                    objectives primarily through the purchase
                                    of  common   stocks, but  the   Fund  may
                                    invest in other securities.

Principal Growth Fund, Inc.         Growth of  capital.  The Fund seeks to
                                    achieve  its  objective  through the
                                    purchase primarily of common stocks, but the Fund may invest in other securities.

Principal MidCap Fund, Inc.         Long-term  capital  appreciation.  The Fund
                                    invests primarily in securities of emerging and other growth-oriented companies.

Principal Real Estate Fund, Inc.    Generate total return. In seeking to achieve
                                    its objective, the Fund will primarily
                                    invest in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc.       Long-term  growth of capital. The Fund seeks
                                    to achieve its  objective  by investing
                                    primarily in equity securities of companies with comparatively smaller market capitalizations.

Principal Utilities Fund, Inc.      Current  income  and  long-term  growth of
                                    income  and  capital.  The Fund invests
                                    primarily  in equity  and  fixed-income
                                    securities of companies engaged in the public utilities industry.

                                  International

               Fund                              Investment Objectives

Principal International Emerging    Long-term growth of  capital. The Fund will
Markets Fund, Inc.                  invest  primarily  in equity securities of
                                    issuers in emerging market countries.

Principal International Fund, Inc.  Long-term  growth  of  capital  by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Principal International
SmallCap Fund,  Inc.                Long-term  growth of capital. The Fund will
                                    invest primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.

                              Income-Oriented Funds

               Fund                            Investment Objectives

Principal Bond Fund, Inc.           As high a level of income as is  consistent
                                    with  preservation  of capital and   prudent
                                    investment risk. This Fund invests primarily in investment-grade bonds.

Principal Government Securities     A high level of current  income,  liquidity
Income Fund, Inc.                   and safety of  principal.  The Fund seeks to
                                    achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National
                                    Mortgage  Association  Certificates ("GNMA
                                    Certificates").  Fund  shares  are  not
                                    guaranteed  by the  United  States
                                    Government.

Principal High Yield Fund, Inc.     High  current income.Capital growth is a
                                    secondary  objective when consistent with
                                    the   objective   of high current-income.
                                    The Fund will invest primarily   in  high
                                    yielding, lower or non-rated fixed-income securities (commonly known as "junk bonds").

Principal Limited Term Bond         A  high level of current income consistent
Fund, Inc.                          with a relatively high level of principal
                                    stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.


                                Money Market Fund

               Fund                          Investment Objectives


Principal Cash Management           As high a level of current income available
Fund, Inc.                          from short-term securities as is considered
                                    consistent with preservation of principal and maintenance of liquidity. The Fund invests in money market instruments.

     There can be no assurance that the investment objectives of any of the Funds will be realized. See "Investment Objectives, Policies and Restrictions."

The Risks of Investing

     Because the Funds have different investment objectives, each Fund is subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the earnings stability and overall financial soundness of an issuer of an equity security and to the ability of an issuer of a debt security to pay interest and principal when due. Market risk refers to the degree to which the price of a security reacts to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity which changes in the overall level of interest rates are reflected in the level of current income of a Fund. See "Risk Factors" and "Investment Objectives, Policies and Restrictions."

How to Buy Shares

     You can buy shares by completing an Account Application or a Princor IRA or SEP-IRA Application provided by Princor. Mail it, along with a check if establishing an account that is not part of a direct rollover, to Princor. The initial investment must be at least $1,000 ($250 for an IRA). The minimum initial investment for an account established under the Uniform Gifts to Minors Act or Uniform Transfers Act is $250. The minimum subsequent investment is $100. See "How to Purchase Shares" and "How to Exchange Shares."

     Each Fund described in the Prospectus offers three classes of shares through Princor and other dealers which it selects. The three classes are Class A shares, Class B shares and Class R shares. Only Class R shares are offered through this Prospectus. Each class is sold in different sales arrangements and bears different expense levels.

     Class R shares for each Fund are sold without an initial sales charge or a contingent deferred sales charge. Class R shares have a higher 12b-1 fee than Class A shares, currently at the annual rate of .75% of the Fund's average net assets attributable to Class R shares. Class R shares will automatically convert into Class A shares, based on relative net asset value, approximately four years after purchase. Class R shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. See "How to Purchase Shares" and "Offering Price of Funds' Shares." Class R shares were first offered to the public on February 29, 1996.

How to Exchange Shares

     Shares of Principal Funds may be exchanged for shares of the same Class of other Principal Funds without a sales charge or administrative fee under certain conditions as described under "How to Exchange Shares." Shares may be exchanged by telephone or written request. Also, dividends and capital gains distributions from shares of a Class of one Principal Fund may be automatically "cross-reinvested" in shares of the same Class of another Principal Fund. See "Distribution of Income Dividends and Realized Capital Gains."

How to Sell Shares

     You may sell (redeem) shares only by written request. The request form may be obtained by telephoning 1-800-247-4123 or by writing to Princor, P.O. Box 10423, Des Moines, Iowa 50306. Redemption proceeds will generally be mailed to you on the next business day after the redemption request is received in good order. Redemptions are at net asset value, without charge. See "Offering Price of Funds' Shares" and "How to Sell Shares."

FINANCIAL HIGHLIGHTS

     The following financial highlights are derived from financial statements which, for the five years in the period ended October 31, 1997, have been audited by Ernst & Young LLP, independent auditors, whose report has been incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference herein. Audited financial statements may be obtained by shareholders, without charge, by telephoning 1-800-451-5447.

GROWTH-ORIENTED FUNDS
         Domestic

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments Operations    Income    Capital Gains Distributions of Period


   Principal Balanced Fund, Inc.(b)(c)
        Class A
     Year Ended October 31,
       1997                             $14.61     $.35      $1.81       $ 2.16      $(.36)       $(1.30)      $(1.66)     $15.11
       1996                              13.74      .38       1.59         1.97       (.43)         (.67)       (1.10)      14.61
       1995                              12.43      .41       1.31         1.72       (.36)         (.05)        (.41)      13.74
       1994                              13.26      .32       (.20)         .12       (.40)         (.55)        (.95)      12.43
       1993                              12.78      .35      1 .14         1.49       (.37)         (.64)       (1.01)      13.26
       1992                              11.81      .41        .98         1.39       (.42)         --           (.42)      12.78
       1991                               9.24      .46       2.61         3.07       (.50)         --           (.50)      11.81
       1990                              11.54      .53      (1.70)       (1.17)      (.59)         (.54)       (1.13)       9.24
       1989                              11.09      .61        .56         1.17       (.56)         (.16)        (.72)      11.54
     Period Ended October 31, 1988 (d)    9.96      .40       1.02         1.42       (.29)         --           (.29)      11.09

        Class R
     Year Ended October 31, 1997         14.52      .29       1.76         2.05       (.30)        (1.29)       (1.59)      14.98
     Period Ended October 31, 1996(g)    13.81      .24        .73          .97       (.26)         --           (.26)      14.52
   Principal Blue Chip Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                              17.10      .21       3.58         3.79       (.21)         (.46)        (.67)      20.22
       1996                              15.03      .23       2.45         2.68       (.26)         (.35)        (.61)      17.10
       1995                              12.45      .24       2.55         2.79       (.21)         --           (.21)      15.03
       1994                              11.94      .20        .57          .77       (.26)         --           (.26)      12.45
       1993                              11.51      .21        .43          .64       (.18)         (.03)        (.21)      11.94
       1992                              10.61      .17        .88         1.05       (.15)         --           (.15)      11.51
     Period Ended October 31, 1991(h)    10.02      .10        .57          .67       (.08)         --           (.08)      10.61

        Class R
     Year Ended October 31, 1997         17.08      .13       3.53         3.66       (.12)         (.46)        (.58)      20.16
     Period Ended October 31, 1996(g)    16.21      .12        .90         1.02       (.15)         --           (.15)      17.08

   Principal Capital Value Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                              27.72      .50       5.80         6.30       (.48)        (3.85)       (4.33)      29.69
       1996                              23.69      .45       5.48         5.93       (.43)        (1.47)       (1.90)      27.72
       1995                              20.83      .45       3.15         3.60       (.39)         (.35)        (.74)      23.69
       1994                              21.41      .39        .93         1.32       (.41)        (1.49)       (1.90)      20.83
       1993                              21.34      .43       1.67         2.10       (.43)        (1.60)       (2.03)      21.41
       1992                              19.53      .45       1.82         2.27       (.46)         --           (.46)      21.34
       1991                              14.31      .49       5.24         5.73       (.51)         --           (.51)      19.53
       1990                              18.16      .52      (3.64)       (3.12)      (.40)         (.33)        (.73)      14.31
     Four Months Ended October 31, 1989(i)19.11     .18       (.06)         .12       (.29)         (.78)       (1.07)      18.16
     Year Ended June 30,
       1989                              18.82      .53       1.10         1.63       (.51)         (.83)       (1.34)      19.11
       1988                              21.66      .44      (1.06)        (.62)      (.41)        (1.81)       (2.22)      18.82

       Class R
     Year Ended October 31, 1997         27.57      .30       5.74         6.04       (.32)        (3.85)       (4.17)      29.44
     Period Ended October 31, 1996(g)    24.73      .19       2.81         3.00       (.16)         --           (.16)      27.57

                                                                  Ratios/Supplemental Data



                                                                               Ratio of Net
                                                                     Ratio of   Investment
                                                      Net Assets at Expenses to  Income to  Portfolio    Average
                                             Total    End of Period   Average     Average    Turnover  Comisssion
                                          Return (a) (in thousands) Net Assets  Net Assets     Rate     Rate Paid


   Principal Balanced Fund, Inc.(b)(c)
        Class A
     Year Ended October 31,
       1997                                 15.88%     $ 85,436      1.33%        2.42%       27.6%       $.0392
       1996                                 15.10        70,820      1.28         2.82        32.6         .0421
       1995                                 14.18        57,125      1.37         3.21        35.8          N/A
       1994                                   .94        53,366      1.51         2.70        14.4          N/A
       1993                                 12.24        39,952      1.35         2.78        27.5          N/A
       1992                                 11.86        31,339      1.29         3.39        30.6          N/A
       1991                                 34.09        23,372      1.30         4.25        23.6          N/A
       1990                                (11.28)       18,122      1.32         5.22        33.7          N/A
       1989                                 11.03        20,144      1.25         5.45        30.2          N/A
     Period Ended October 31, 1988 (d)      12.42(e)     16,282      1.12(f)      4.51(f)     65.2(f)       N/A

        Class R
     Year Ended October 31, 1997            15.16         9,745      1.99         1.66        27.6         .0392
     Period Ended October 31, 1996(g)        7.52(e)        875      1.49(f)      2.26(f)     32.6(f)      .0421(f)
   Principal Blue Chip Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                 22.57        79,985      1.30         1.10        55.4         .0394
       1996                                 18.20        44,389      1.33         1.41        13.3         .0456
       1995                                 22.65        35,212      1.38         1.83        26.1          N/A
       1994                                  6.58        27,246      1.46         1.72         5.5          N/A
       1993                                  5.65        23,759      1.25         1.87        11.2          N/A
       1992                                  9.92        19,926      1.56         1.49        13.5          N/A
     Period Ended October 31, 1991(h)        6.37(e)     12,670      1.71(f)      1.67(f)      0.4(f)       N/A

        Class R
     Year Ended October 31, 1997            21.82        15,502      1.89          .45        55.4         .0394
     Period Ended October 31, 1996(g)        7.02(e)      1,575      1.48(f)       .68(f)     13.3(f)      .0456(f)

   Principal Capital Value Fund, Inc.(c)
     Class A
     Year Ended October 31,
       1997                                 25.36       494,444       .70         1.85        30.8         .0457
       1996                                 26.41       435,617       .69         1.82        50.2         .0421
       1995                                 17.94       339,656       .75         2.08        46.0          N/A
       1994                                  6.67       285,965       .83         2.02        31.7          N/A
       1993                                 10.42       240,016       .82         2.16        24.8          N/A
       1992                                 11.67       190,301       .93         2.17        38.3          N/A
       1991                                 40.63       152,814       .99         2.72        19.7          N/A
       1990                                (17.82)      109,507      1.10         3.10        27.7          N/A
     Four Months Ended October 31, 1989(i)    .44(e)    122,685      1.10(f)      2.87(f)     19.7(f)       N/A
     Year Ended June 30,
       1989                                  9.53       117,473      1.00         3.04        28.1          N/A
       1988                                 (2.30)       97,147       .96         2.40        27.9          N/A

       Class R
     Year Ended October 31, 1997            24.36        18,326      1.50          .93        30.8         .0457
     Period Ended October 31, 1996(g)       12.74(e)      1,752      1.16(f)      1.18(f)     50.2(f)      .0421(f)

Notes to financial highlights

(a)  Total return is calculated without the front-end sales charge.

(b) Effective December 5, 1994, the name of Princor Managed Fund, Inc. was changed to Princor Balanced Fund, Inc.

(c) Effective January 1, 1998, the names of the following Domestic Growth Funds were changed:
                        from                              to
                        ----                              --
     Princor Balanced Fund, Inc.                 Principal Balanced Fund, Inc.
     Princor Blue Chip Fund, Inc.                Principal Blue Chip Fund, Inc.
     Princor Capital Accumulation                Principal Capital Value
       Fund, Inc.                                  Fund, Inc.

(d) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.08 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company. Additionally, the Fund incurred net realized and unrealized losses on investments of $.12 per share during this initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. For the initial interim period from February 27, 1996 through February 28, 1996, certain Domestic Growth Funds' Class R shares recognized net investment income (none of which was distributed to the sole shareholder, Principal Management Corporation) and incurred unrealized losses on investments as shown below. This represented Class R shares activities of each fund prior to the initial public offering of Class R shares.

                                       Per Share       Per Share
                                    Net Investment     Unrealized
                  Fund                  Income         Gain/(Loss)
                  ----              --------------     -----------
     Principal Balanced Fund, Inc.        $--            $(.03)
     Principal Blue Chip Fund, Inc.       .01             (.02)
     Principal Capital Value Fund, Inc.   .01             (.11)

(h) Period from March 1, 1991, date shares first offered to public, through October 31, 1991. Net investment income, aggregating $.01 per share for the period from the initial purchase of shares on February 11, 1991 through February 28, 1991, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company. Additionally, the Fund incurred unrealized gains on investments of $.01 per share during this initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(i) Effective July 1, 1989, the Fund changed its fiscal year-end from June 30 to October 3l.

GROWTH-ORIENTED FUNDS (Cont.)
         Domestic

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                          Net Realized
                                                    Net        and
                                       Net Asset  Invest-  Unrealized     Total     Dividends                              Net Asset
                                       Value at    ment       Gain        from      from Net   Distributions               Value at
                                       Beginning  Income    (Loss) on   Investment Investment      from          Total        End
                                       of Period  (Loss)   Investments Operations    Income    Capital Gains Distributions of Period


   Principal Growth Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                             $39.54     $.31     $11.26       $11.57      $(.31)       $ (.37)      $ (.68)     $50.43
       1996                              37.22      .35       3.50         3.85       (.35)        (1.18)       (1.53)      39.54
       1995                              31.14      .35       6.67         7.02       (.31)         (.63)        (.94)      37.22
       1994                              30.41      .26       2.56         2.82       (.28)        (1.81)       (2.09)      31.14
       1993                              28.63      .40       2.36         2.76       (.42)         (.56)        (.98)      30.41
       1992                              25.92      .39       3.32         3.71       (.40)         (.60)       (1.00)      28.63
       1991                              16.57      .41       9.32         9.73       (.38)         --           (.38)      25.92
       1990                              19.35      .35      (1.99)       (1.64)      (.34)         (.80)       (1.14)      16.57
     Four Months Ended October 31, 1989(c)18.35     .08       1.17         1.25       (.16)         (.09)        (.25)      19.35
     Year Ended June 30,
       1989                              19.84      .32        .36          .68       (.29)        (1.88)       (2.17)      18.35
       1988                              23.27      .26      (2.08)       (1.82)      (.22)        (1.39)       (1.61)      19.84

       Class R
     Year Ended October 31, 1997         39.40      .06      11.16        11.22       (.09)         (.37)        (.46)      50.16
     Period Ended October 31, 1996(f)    39.27      .10        .13          .23       (.10)         --           (.10)      39.40

   Principal MidCap Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                              35.75      .07      10.80        10.87       (.11)        (1.18)       (1.29)      45.33
       1996                              31.45      .14       5.05         5.19       (.14)         (.75)        (.89)      35.75
       1995                              25.08      .12       6.45         6.57       (.06)         (.14)        (.20)      31.45
       1994                              23.56      --        1.61         1.61        --           (.09)        (.09)      25.08
       1993                              19.79      .06       3.82         3.88       (.11)         --           (.11)      23.56
       1992                              18.33      .14       1.92         2.06       (.15)         (.45)        (.60)      19.79
       1991                              11.35      .17       7.06         7.23       (.21)         (.04)        (.25)      18.33
       1990                              14.10      .31      (2.59)       (2.28)      (.37)         (.10)        (.47)      11.35
       1989                              12.77      .26       2.02         2.28       (.15)         (.80)        (.95)      14.10
     Period Ended October 31, 1988(g)    10.50      .06       2.26         2.32       (.05)         --           (.05)      12.77

        Class R
     Year Ended October 31, 1997         35.67     (.12)     10.74        10.62       (.01)        (1.18)       (1.19)      45.10
     Period Ended October 31, 1996(f)    33.77      .04       1.88         1.92       (.02)         --           (.02)      35.67

   Principal Utilities Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                              11.40      .48(h)    1.12         1.60       (.45)         --           (.45)      12.55
       1996                              10.94      .44(h)     .45          .89       (.43)         --           (.43)      11.40
       1995                               9.25      .48(h)    1.70         2.18       (.49)         --           (.49)      10.94
       1994                              11.45      .46(h)   (2.19)       (1.73)      (.45)        (.02)         (.47)       9.25
     Period Ended October 31, 1993(i)    10.18      .35(h)    1.27         1.62       (.35)         --           (.35)      11.45

       Class R
     Year Ended October 31, 1997         11.33      .39(h)    1.14         1.53       (.37)         --           (.37)      12.49
     Period Ended October 31, 1996(f)    11.75      .28(h)    (.41)        (.13)      (.29)         --           (.29)      11.33

                                                                       Ratios/Supplemental Data

                                                                                Ratio of Net
                                                                      Ratio of   Investment
                                                       Net Assets at Expenses to  Income to  Portfolio   Average
                                              Total    End of Period   Average     Average    Turnover  Comisssion
                                           Return (a) (in thousands) Net Assets  Net Assets     Rate     Rate Paid


   Principal Growth Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                  29.55%     $317,386       1.03%         .68%       14.2%     $.0411
       1996                                  10.60       228,361       1.08          .95         1.8       .0443
       1995                                  23.29       174,328       1.16         1.12        12.2        N/A
       1994                                   9.82       116,363       1.30          .95        13.6        N/A
       1993                                   9.83        80,051       1.26         1.40        16.4        N/A
       1992                                  14.76        63,405       1.19         1.46        15.6        N/A
       1991                                  59.30        45,892       1.13         1.85        10.6        N/A
       1990                                  (9.20)       28,917       1.18         1.88         9.7        N/A
     Four Months Ended October 31, 1989(c)   6.83(d)     32,828        1.22(e)      1.25(e)     50.1(e)     N/A
     Year Ended June 30,
       1989                                   4.38        31,770       1.08         1.78         9.7        N/A
       1988                                  (7.19)       34,316       1.00         1.29        24.9        N/A

       Class R
     Year Ended October 31, 1997             28.72        16,265       1.69          .00        16.5       .0411
     Period Ended October 31, 1996(f)         1.12(d)      2,014       1.42(e)       .14(e)      1.8(e)    .0443(e)

   Principal MidCap Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                  31.26       346,666       1.26          .20         9.5       .0435
       1996                                  16.89       229,465       1.32          .46        12.3       .0391
       1995                                  26.41       150,611       1.47          .47        13.5        N/A
       1994                                   6.86        92,965       1.74          .02         8.1        N/A
       1993                                  19.66        48,668       1.66          .26         7.0        N/A
       1992                                  11.63        29,055       1.74          .80         5.8        N/A
       1991                                  64.56        17,174       1.78         1.14         8.4        N/A
       1990                                 (16.80)        8,959       1.94         2.43        15.8        N/A
       1989                                  19.65         8,946       1.79         2.09        13.5        N/A
     Period Ended October 31, 1988(g)        19.72(d)      6,076       1.52(e)    .84(e)        19.5(e)     N/A

        Class R
     Year Ended October 31, 1997             30.56        17,448       1.87         (.45)        9.5       .0435
     Period Ended October 31, 1996(f)         6.20(d)      2,016       1.53(e)       .29(e)     12.3(e)    .039(e)

   Principal Utilities Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                  14.26        64,366       1.15(h)      3.90        22.5       .0465
       1996                                   8.13        66,322       1.17(h)      3.85        34.2       .0410
       1995                                  24.36        65,873       1.04(h)      4.95        13.0        N/A
       1994                                 (15.20)       56,747       1.00(h)      4.89        13.8        N/A
     Period Ended October 31, 1993(i)        15.92(d)     50,372       1.00(e)(h)   4.48(e)      4.3(e)     N/A

       Class R
     Year Ended October 31, 1997             13.72         1,512       1.65(h)      3.35        22.5       .0465
     Period Ended October 31, 1996(f)         (.31)(d)       311       1.47(e)(h)   3.77(e)     34.2(e)    .0410(e)

Notes to financial highlights

(a)  Total return is calculated without the front-end sales charge.

(b) Effective January 1, 1998, the names of the following Domestic Growth Funds were changed:
                 from                       to
                 ----                       --
     Princor Growth Fund, Inc.     Principal Growth Fund, Inc.
     Princor Emerging Growth       Principal MidCap Fund, Inc.
       Fund, Inc.
     Princor Utilities Fund, Inc.  Principal Utilities Fund, Inc.

(c) Effective July 1, 1989, the Fund changed its fiscal year-end from June 30 to October 3l.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. For the initial interim period from February 27, 1996 through February 28, 1996, certain Domestic Growth Funds' Class R shares recognized net investment income (none of which was distributed to the sole shareholder, Principal Management Corporation) and incurred unrealized losses on investments as shown below. This represented Class R shares activities of each fund prior to the initial public offering of Class R shares.

                                      Per Share        Per Share
                                   Net Investment     Unrealized
                 Fund                  Income            Gain
                 ----              --------------     ----------
     Principal Growth Fund, Inc.       $.01              $.10
     Principal MidCap Fund, Inc.        --                .19

(g) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.04 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company. Additionally, the Fund incurred net realized and unrealized gains on investments of $.46 per share during this initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(h) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year except as noted) ended October 31 of the years indicated, the following fund would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                Per Share    Ratio of Expenses
                                Net Invest-    to Average Net     Amount
            Fund        Year    ment Income       Assets          Waived
            ----        ----    -----------  -----------------    ------

     Princor Utilities
     Fund, Inc.
       Class A        1997         $.46           1.25%         $ 65,940
                      1996          .43           1.25            54,932
                      1995          .46           1.30           151,145
                      1994          .41           1.50           284,836
                      1993(i)       .32           1.54(e)        139,439
       Class R        1997          .31           2.67             9,355
                      1996(f)       .28           1.47(e)          --

(i) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company. Additionally, the Fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

GROWTH-ORIENTED FUNDS (Cont.)
         International

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions


                                                    Net   Net Realized
                                                  Invest-      and
                                       Net Asset   ment    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Income      Gain        from      from Net   Distributions               Value at
                                       Beginning (Operating (Loss) on   Investment Investment      from          Total        End
                                       of Period   Loss)   Investments Operations    Income    Capital Gains Distributions of Period


   Principal International Emerging
   Growth Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)    $9.51   $(.01)      $(1.21)     $(1.22)      $ --        $ --          $ --         $8.29

       Class R
     Period Ended October 31, 1997(c)     9.51    (.01)       (1.22)      (1.23)        --          --            --          8.28

   Principal International Fund, Inc.(f)
     Class A
     Year Ended October 31,
       1997                               8.14     .09         1.52        1.61       (.11)        (.31)         (.42)       9.33
       1996                               7.28     .10         1.17        1.27       (.08)        (.33)         (.41)       8.14
       1995                               7.44     .08         (.02)        .06       (.03)        (.19)         (.22)       7.28
       1994                               6.85     .01          .64         .65       (.02)        (.04)         (.06)       7.44
       1993                               5.02     .03         1.98        2.01       (.05)        (.13)         (.18)       6.85
       1992                               5.24     .06         (.14)       (.08)      (.06)        (.08)         (.14)       5.02
       1991                               4.64     .05          .58         .63       (.03)         --           (.03)       5.24
       1990                               4.66     .09         (.04)        .05       (.07)         --           (.07)       4.64
     Ten Months Ended October 31, 1989(g) 4.58     .07          .07         .14       (.06)         --           (.06)       4.66
     Year Ended December 31,
       1988(h)                            3.88     .12          .67         .79       (.09)         --           (.09)       4.58
       1987(h)                            8.55     .12         (.96)       (.84)      (.08)        (3.75)       (3.83)       3.88

     Class R
     Year Ended October 31, 1997          8.12     .07         1.47        1.54       (.08)        (.31)         (.39)       9.27
     Period Ended October 31, 1996(i)     7.48     .01          .63         .64        --           --            --         8.12

   Principal International SmallCap
   Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)    10.04    (.01)        (.07)       (.08)       --           --            --         9.96

     Class R
     Period Ended October 31, 1997(c)    10.04    (.01)        (.07)       (.08)       --           --            --         9.96

                                                                        Ratios/Supplemental Data


                                                                                  Ratio of Net
                                                                        Ratio of   Investment
                                                         Net Assets at Expenses to  Income to  Portfolio   Average
                                                Total    End of Period   Average     Average    Turnover  Comisssion
                                             Return (a) (in thousands) Net Assets  Net Assets     Rate   Rate Paid(b)


   Principal International Emerging
   Growth Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)        (10.18)%(d)  $  5,039       2.03%(e)    (.32)%(e)   21.4%(e    $.0050

       Class R
     Period Ended October 31, 1997(c)        (10.29)(d)      2,510       2.20(e)     (.51)(e)    21.4(e)     .0050

   Principal International Fund, Inc.(f)
     Class A
     Year Ended October 31,
       1997                                   20.46        281,158       1.39        1.25        26.6        .0174
       1996                                   18.36        172,276       1.45        1.43        23.8        .0147
       1995                                    1.03        126,554       1.63        1.10        35.4         N/A
       1994                                    9.60        115,812       1.74         .10        13.2         N/A
       1993                                   41.39         63,718       1.61         .59        19.5         N/A
       1992                                   (1.57)        35,048       1.69        1.23        19.9         N/A
       1991                                   13.82         26,478       1.72        1.36        27.6         N/A
       1990                                     .94         16,044       1.79        1.89        37.9         N/A
     Ten Months Ended October 31, 1989(g)      2.98(d)      13,928       1.55(e)     1.82(e)     32.4(e)      N/A
     Year Ended December 31,
       1988(h)                                20.25         13,262       1.55        1.43        56.9         N/A
       1987(h)                               (10.13)         3,943       2.09         .83       183.0         N/A

     Class R
     Year Ended October 31, 1997              19.65         11,773       2.10         .44        26.6        .0174
     Period Ended October 31, 1996(i)          9.29(d)       1,057       1.59(e)      .78(e)     23.8(e)     .0197

   Principal International SmallCap
   Fund, Inc.
     Class A
     Period Ended October 31, 1997(c)           .50(d)       6,210       1.99(e)     (.40)(e)    10.4(e)     .0104

     Class R
     Period Ended October 31, 1997(c)           .50(d)       3,004       2.15(e)     (.54)(e)    10.4(e)     .0104

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) The International Growth Funds identified the cost of commissions paid on purchases and sales of portfolio securities charged to each Fund in the local currency of the respective country involved. The value of the commissions is translated into U.S. dollars at approximate rates when acquired or sold. This translation can give the appearance that the International Growth Funds average commission rates are substantially different from the Domestic Growth Funds.

(c) Period from August 29, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Mutual Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities prior to the initial public offering of all classes of shares of each Fund.

                                       Per Share         Per Share
                                    Net Investment      Unrealized
                   Fund                 Income            (Loss)
                   ----             --------------      ----------
     Principal International Emerging
     Markets Fund, Inc.
      Class A                           $ .01             $(.50)
      Class R                             .01              (.50)
     Principal International SmallCap
     Fund, Inc.
      Class A                             .01              (.03)
      Class R                             .01              (.03)

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Effective January 1, 1998, the name of Princor World Fund, Inc. changed to Principal International Fund, Inc.

(g) Effective January 1, 1989, the Fund changed its fiscal year-end from December 31 to October 31.

(h) The investment manager of Princor World Fund, Inc. was changed on August 1, 1988 to the current manager, Principal Management Corporation. The years 1983 through 1987 are not covered by the current independent auditor's report.

(i) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Principal International Fund, Inc. Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996, through February 28, 1996. Additionally, Class R shares incurred unrealized gains on investments of $.02 per share during the initial interim period. This represents Class R share activities of the Fund prior to the initial offering of Class R shares.

INCOME-ORIENTED FUNDS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                   Income from Investment Operations          Less Distributions

                                                           Net Realized
                                                                and
                                        Net Asset    Net    Unrealized     Total     Dividends                             Net Asset
                                        Value at   Invest-     Gain        from      from Net  Distributions               Value at
                                        Beginning   ment     (Loss) on   Investment Investment     from          Total        End
                                        of Period  Income   Investments Operations    Income   Capital Gains Distributions of Period

   Principal Bond Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                              $11.17   $ .75(c)    $ .33       $ 1.08     $ (.81)         $--        $ (.81)      $11.44
       1996                               11.42     .76(c)     (.25)         .51       (.76)          --          (.76)       11.17
       1995                               10.27     .78(c)     1.16         1.94       (.78)         (.01)        (.79)       11.42
       1994                               11.75     .78(c)    (1.47)        (.69)      (.78)         (.01)        (.79)       10.27
       1993                               10.97     .81(c)      .79         1.60       (.81)         (.01)        (.82)       11.75
       1992                               10.65     .85(c)      .32         1.17       (.85)          --          (.85)       10.97
       1991                                9.99     .88(c)      .65         1.53       (.87)          --          (.87)       10.65
       1990                               10.57     .86        (.55)         .31       (.89)          --          (.89)        9.99
       1989                               10.37     .87         .25         1.12       (.86)         (.06)        (.92)       10.57
     Period Ended October 31, 1988(d)      9.95     .80(c)      .38         1.18       (.76)          --          (.76)       10.37
       Class R
     Year Ended October 31, 1997          11.16     .71(c)      .30         1.01       (.74)          --          (.74)       11.43
     Period Ended October 31, 1996(g)     11.27     .51(c)     (.13)         .38       (.49)          --          (.49)       11.16

   Principal Government Securities
   Income Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                               11.26     .70         .29          .99       (.74)          --          (.74)       11.51
       1996                               11.31     .70        (.05)         .65       (.70)          --          (.70)       11.26
       1995                               10.28     .71        1.02         1.73       (.70)          --          (.70)       11.31
       1994                               11.79     .69       (1.40)        (.71)      (.68)         (.12)        (.80)       10.28
       1993                               11.44     .74         .55         1.29       (.74)         (.20)        (.94)       11.79
       1992                               11.36     .81         .12          .93       (.81)         (.04)        (.85)       11.44
       1991                               10.54     .85         .84         1.69       (.87)          --          (.87)       11.36
       1990                               10.76     .85        (.22)         .63       (.85)          --          (.85)       10.54
     Four Months Ended October 31, 1989(h)10.66     .29         .09          .38       (.28)          --          (.28)       10.76
     Year Ended June 30,
       1989                               10.33     .87         .32         1.19       (.86)          --          (.86)       10.66
       1988                               10.40     .89        (.05)         .84       (.88)         (.03)       (.91)        10.33
       Class R
     Year Ended October 31, 1997          11.21     .64         .24          .88       (.67)          --          (.67)       11.42
     Period Ended October 31, 1996(g)     11.27     .47        (.08)         .39       (.45)          --          (.45)       11.21

   Principal High Yield Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                8.27     .67         .31          .98       (.73)          --          (.73)        8.52
       1996                                8.06     .68         .23          .91       (.70)          --          (.70)        8.27
       1995                                7.83     .68         .20          .88       (.65)          --          (.65)        8.06
       1994                                8.36     .63        (.51)         .12       (.65)          --       (.65)           7.83
       1993                                8.15     .71         .21          .92       (.71)          --          (.71)        8.36
       1992                                7.86     .79         .29         1.08       (.79)          --          (.79)        8.15
       1991                                7.12     .88         .80         1.68       (.94)          --          (.94)        7.86
       1990                                9.47    1.10       (2.35)       (1.25)     (1.09)         (.01)       (1.10)        7.12
       1989                               10.44    1.10        (.83)         .27      (1.09)         (.15)       (1.24)        9.47
     Period Ended October 31, 1988(d)      9.97     .98(c)      .38         1.36       (.89)          --          (.89)       10.44
       Class R
     Year Ended October 31, 1997           8.20     .62         .26          .88       (.68)          --          (.68)        8.40
     Period Ended October 31, 1996(g)      8.21     .46        (.03)         .43       (.44)          --          (.44)        8.20

                                                                  Ratios/Supplemental Data


                                                                                   Ratio of Net
                                                                        Ratio of    Investment
                                                        Net Assets at  Expenses to   Income to   Portfolio
                                              Total     End of Period    Average      Average    Turnover
                                             Return(a)(in thousands)   Net Assets   Net Assets     Rate

   Principal Bond Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                  10.15%     $126,427        .95%(c)      6.70%        12.8%
       1996                                   4.74       113,437        .95(c)       6.85          3.4
       1995                                  19.73       106,962        .94(c)       7.26          5.1
       1994                                  (6.01)       88,801        .95(c)       7.27          8.9
       1993                                  15.22        85,015        .92(c)       7.19          9.3
       1992                                  11.45        62,534        .88(c)       7.95          8.4
       1991                                  16.04        37,825        .80(c)       8.66           .9
       1990                                   3.08        22,719       1.22          8.40          3.6
       1989                                  11.54        13,314       1.24          8.59          0.0
     Period Ended October 31, 1988(d)        11.59(e)     10,560        .70(c)(f)    8.85(f)      63.9(f)
       Class R
     Year Ended October 31, 1997              9.49         5,976       1.45          6.11         12.8
     Period Ended October 31, 1996(g)         3.75(e)        525       1.28(c)(f)    6.51(f)       3.4(f)

   Principal Government Securities
   Income Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                   9.23       249,832        .84          6.19         10.8
       1996                                   6.06       259,029        .81          6.31         25.9
       1995                                  17.46       261,128        .87          6.57         10.1
       1994                                  (6.26)      249,438        .95          6.35         24.8
       1993                                  11.80       236,718        .93          6.38         52.6
       1992                                   8.49       161,565        .95          7.04         54.3
       1991                                  16.78        94,613        .98          7.80         14.9
       1990                                   6.17        71,806       1.07          8.15         22.4
     Four Months Ended October 31, 1989(h     3.63(e)     55,702       1.07(f)       8.18(f)       5.2(f)
     Year Ended June 30,
       1989                                  12.37        56,848        .96          8.58          --
       1988                                   8.60        59,884        .82          8.65          --
       Class R
     Year Ended October 31, 1997              8.19         4,152       1.79          5.21         10.8
     Period Ended October 31, 1996(g)         3.76(e)        481       1.18(f)       5.84(f)      25.9(f)

   Principal High Yield Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                  12.33        38,239       1.22          7.99         39.2
       1996                                  11.88        28,432       1.26          8.49         18.8
       1995                                  11.73        23,396       1.45          8.71         40.3
       1994                                   1.45        19,802       1.46          7.82         27.2
       1993                                  11.66        19,154       1.35          8.57         23.4
       1992                                  14.35        16,359       1.41          9.69         28.2
       1991                                  25.63        13,195       1.50         12.06         14.2
       1990                                 (14.51)        9,978       1.45         12.99         15.8
       1989                                   2.68        12,562       1.43         11.22         19.9
     Period Ended October 31, 1988(d)        14.15(e)     10,059        .77(c)(f)   10.55(f)      73.2(f)
       Class R
     Year Ended October 31, 1997             11.14         1,961       2.42          6.70         39.2
     Period Ended October 31, 1996(g)         5.60(e)        124       1.59(f)       7.84(f)      18.8(f)

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Effective January 1, 1998, the names of the following Income Funds were changed:
                  from                               to
                  ----                               --
     Princor Bond Fund, Inc.           Principal Bond Fund, Inc.
     Princor Government Securities     Principal Government Securities
        Income Fund, Inc.                 Income Fund, Inc.
     Princor High Yield Fund, Inc.     Principal High Yield Fund, Inc.

(c)  Without  the  Manager's  voluntary  waiver of a portion  of  certain of its expenses for the periods (year, except as noted in the financial statements) ended October 31 of the years indicated, the following Income Funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                  Per Share   Ratio of Expenses
                                  Net Invest-   to Average Net     Amount
        Fund               Year   ment Income       Assets         Waived
        ----              ------  ----------- -----------------   ---------

Principal Bond Fund, Inc.
   Class A               1997       $.74             .98%         $ 41,256
                         1996        .76             .97            22,536
                         1995        .77            1.02            86,018
                         1994        .77            1.09           120,999
                         1993        .79            1.07           111,162
                         1992        .82            1.11           110,868
                         1991        .84            1.15           100,396
                         1988(d)     .76            1.12(f)         31,187
   Class R               1997        .69            1.78            10,427
                         1996(g)     .51            1.28(f)              3
Principal High Yield
Fund, Inc.
   Class A               1988(d)     .95            1.33(f)         32,609

(d) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.10 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized of which $.06 per share was distributed to its sole stockholder, Principal Mutual Life Insurance Company.
     Additionally, the Fund incurred net realized and unrealized losses on investments of $.09 per share during this initial interim period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.

(g) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. For the initial interim period from February 27, 1996 through February 28, 1996, certain Income Funds' Class R shares recognized no net investment income but incurred unrealized losses on investments as shown below. This represented Class R shares activities of each fund prior to the initial public offering of Class R shares.

                                              Per Share
                Fund                      Unrealized (Loss)
                ----                      -----------------
     Principal Bond Fund, Inc.                  $(.03)
     Principal Government Securities
       Income Fund, Inc.                         (.03)

(h) Effective July 1, 1989, the Fund changed its fiscal year-end from June 30 to October 3l.

INCOME-ORIENTED  FUNDS (Cont.)

Selected data for a share of Capital Stock outstanding throughout each period:

                                                   Income from Investment Operations          Less Distributions

                                                           Net Realized
                                                                and
                                        Net Asset    Net    Unrealized     Total     Dividends                             Net Asset
                                        Value at   Invest-     Gain        from      from Net  Distributions               Value at
                                        Beginning   ment     (Loss) on   Investment Investment     from          Total        End
                                        of Period  Income   Investments Operations    Income   Capital Gains Distributions of Period

   Principal Limited Term Bond Fund, Inc.(b)
     Class A
     Year Ended October 31, 1997         $9.89     $.61(c)    $ .03         $.64      $(.65)          --         $(.65)       $9.88
     Period Ended October 31, 1996(d)     9.90      .38(c)     (.04)         .34       (.35)          --          (.35)        9.89

       Class R
     Year Ended October 31, 1997          9.88      .54(c)      .03          .57       (.60)          --          (.60)        9.85
     Period Ended October 31, 1996(f)     9.90      .36(c)     (.06)         .30       (.32)          --          (.32)        9.88


MONEY MARKET FUND

   Principal Cash Management Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                               1.000     .050(c)     --          .050      (.050)         --          (.050)        1.000
       1996                               1.000     .049(c)     --          .049      (.049)         --          (.049)        1.000
       1995                               1.000     .052(c)     --          .052      (.052)         --          (.052)        1.000
       1994                               1.000     .033(c)     --          .033      (.033)         --          (.033)        1.000
       1993                               1.000     .026(c)     --          .026      (.026)         --          (.026)        1.000
       1992                               1.000     .036(c)     --          .036      (.036)         --          (.036)        1.000
       1991                               1.000     .061(c)     --          .061      (.061)         --          (.061)        1.000
       1990                               1.000     .074(c)     --          .074      (.074)         --          (.074)        1.000
     Four Months Ended October 31, 1989(g)1.000     .027(c)     --          .027      (.027)         --          (.027)        1.000
     Year Ended June 30,
       1989                               1.000     .080(c)     --          .080      (.080)         --          (.080)        1.000
       1988                               1.000     .060        --          .060      (.060)         --          (.060)        1.000

       Class R
     Year Ended October 31, 1997          1.000     .044(c)     --          .044      (.044)         --          (.044)        1.000
     Period Ended October 31, 1996(f)     1.000     .030        --          .030      (.030)         --          (.030)        1.000

                                                                   Ratios/Supplemental Data


                                                                                      Ratio of Net
                                                                           Ratio of    Investment
                                                          Net Assets at   Expenses to   Income to   Portfolio
                                                Total     End of Period     Average      Average    Turnover
                                              Return (a)  (in thousands)  Net Assets    Net Assets     Rate

   Principal Limited Term Bond Fund, Inc.(b)
     Class A
     Year Ended October 31, 1997                6.75%       $ 20,567       .90%(c)        6.20%       17.5%
     Period Ended October 31, 1996(d)           3.62(d)       17,249       .89(c)(e)      6.01(e)     16.5(e)

       Class R
     Year Ended October 31, 1997                6.01             606      1.48(c)         5.60        17.4
     Period Ended October 31, 1996(f)           3.24(d)           83      1.40(c)(e)      5.64(e)     16.5(e)


MONEY MARKET FUND

   Principal Cash Management Fund, Inc.(b)
     Class A
     Year Ended October 31,
       1997                                     4.96         836,072       .63(c)         4.98        N/A
       1996                                     5.00         694,962       .66(c)         4.88        N/A
       1995                                     5.36         623,864       .72(c)         5.24        N/A
       1994                                     3.40         332,346       .70(c)         3.27        N/A
       1993                                     2.67         284,739       .67(c)         2.63        N/A
       1992                                     3.71         247,189       .65(c)         3.66        N/A
       1991                                     6.29         262,543       .61(c)         5.95        N/A
       1990                                     7.65         151,007       .93(c)         7.36        N/A
     Four Months Ended October 31, 1989(g)      2.63(d)      124,895      1.04(c)(e)      7.86(e)     N/A
     Year Ended June 30,
       1989                                     8.15         120,149      1.00(c)         8.21        N/A
       1988                                     6.18          51,320      1.02            6.06        N/A

       Class R
     Year Ended October 31, 1997                4.16(d)        4,296      1.26            4.40        N/A
     Period Ended October 31, 1996(f)           2.97(d)        1,639       .99(e)         4.41(e)     N/A

Notes to financial highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Effective January 1, 1998, the names of the following Income Funds were changed:

               from                            to
               ----                            --
     Princor Limited Term           Principal Limited Term
       Bond Fund, Inc.                Bond Fund, Inc.
     Princor Cash Management        Principal Cash Management
       Fund, Inc.                     Fund, Inc.


(c) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year except as noted) ended October 31 of the years indicated, the following Funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                               Per Share  Ratio of Expenses
                              Net Invest-  to Average Net    Amount
        Fund           Year   ment Income      Assets        Waived
        ----           ----   ----------- -----------------  ------

Principal Limited Term
Bond Fund, Inc.
   Class A            1997       $.59           1.15%       $ 46,271
                      1996        .37           1.16(e)       22,716
   Class R            1997        .43           2.95           6,831
                      1996        .35           1.79(e)            60


Principal Cash
Management Fund, Inc.
   Class A            1997        .050           .63            --
                      1996        .049           .67           7,102
                      1995        .052           .78         296,255
                      1994        .031           .90         595,343
                      1993        .025           .84         468,387
                      1992        .035           .80         385,328
                      1991        .059           .79         433,196
                      1990        .073          1.01         106,841
                      1989 **     .026          1.06(e)      101,625
                      1989 *      .079          1.11           9,558
   Class R            1997        .043          1.34           2,441
*  Year ended June 30, 1989
** Four months ended October 31, 1989

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. For the initial interim period from February 27, 1996 through February 28, 1996, Principal Limited Term Bond Fund, Inc. Class R shares recognized no net investment income but incurred unrealized losses on investments of $.02 per share. This represents Class R share activities of the fund prior to the initial public offering of Class R shares.

(g) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. This represents Class A share activities of the Fund prior to the initial public offering of Class A shares.

(h) Effective July 1, 1989, the Fund changed its fiscal year-end from June 30 to October 3l.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of each Fund are described below. There can be no assurance that the objectives of the Funds will be realized.

     GROWTH-ORIENTED FUNDS

         The Growth-Oriented Funds have different investment objectives. They seek:

     o capital appreciation and growth primarily through investments in equity securities of corporations established in the United States ("U.S.") (Capital Value Fund, Growth Fund, MidCap Fund and SmallCap Fund)

     o long-term growth of capital primarily through investments in equity securities of corporations located outside of the U.S. (International Emerging Markets Fund, International Fund and International SmallCap
         Fund)

     o total investment return including both capital appreciation and income through investments in equity and debt securities (Balanced Fund)

     o growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (Blue Chip
         Fund)

     o current income and long-term growth of income and capital through investment in equity securities of real estate companies (Real Estate
         Fund)

     o current income and long-term growth of income and capital through investment in equity and fixed-income securities of public utilities companies (Utilities Fund)

     The Growth-Oriented Funds may invest in the following equity securities: common stocks; preferred stocks and debt securities that are convertible into common stock, that carry rights or warrants to purchase common stock or that carry rights to participate in earnings; rights or warrants to subscribe to or purchase any of the foregoing securities; and sponsored and unsponsored American Depository Receipts (ADRs) based on any of the foregoing securities. Unsponsored ADRs are not created by the issuer of the underlying security, may be subject to fees imposed by the issuing bank that, in the case of sponsored ADRs, would be paid by the issuer of a sponsored ADR and may involve additional risks such as reduced availability of information about the issuer of the underlying security. The Blue Chip, Capital Value, Growth, International, International Emerging Markets, International SmallCap, MidCap and SmallCap Funds will seek to be fully invested under normal conditions in equity securities. When in the opinion of the Manager current market or economic conditions warrant, a Growth-Oriented Fund may, for temporary defensive purposes, place all or a portion of its assets in cash (on which the Fund would earn no income), cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes which are floating rate debt instruments without a fixed maturity, United States Government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. When investing for temporary defensive purposes a Growth-Oriented Fund is not investing so as to achieve its investment objective. A Growth-Oriented Fund may also maintain reasonable amounts in cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

DOMESTIC

Principal Balanced Fund
     The investment objective of Principal Balanced Fund is to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the Manager's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies.

     In seeking to achieve the investment objective, the Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The Fund may also invest in other equity securities and in debt securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. The Manager will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal.

     The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates, and changes in fiscal or monetary policies. The Fund may invest up to 20% of its assets in foreign securities. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     The Fund may invest in all types of common stocks and other equity investments, without regard to any objective investment criteria such as size of the issue or issuer, exchange listing or seasoning. The Fund may invest in both exchange-listed and over-the-counter securities, in small or large companies, and in well-established or unseasoned companies. Also, the Fund's investments in corporate bonds and debentures and money market instruments are not restricted by credit ratings or other objective investment criteria, except with respect to bank certificates of deposit as set forth below. Some of the fixed income securities in which the Fund may invest may be considered to include speculative characteristics and the Fund may purchase such securities that are in default but does not currently intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's or Baa by Moody's. The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. See the discussion of the Princor High Yield Fund for information concerning risks associated with below-investment grade bonds. The Fund will not concentrate its investments in any industry.

     In selecting common stocks, the Manager seeks companies which the Manager believes have predictable earnings increases and which, based on their future growth prospects, may be currently undervalued in the market place. During periods when the Manager determines that general economic conditions are favorable, it will generally purchase common stocks with the objective of long-term capital appreciation. From time to time, and in periods of economic uncertainty, the Manager may purchase common stocks with the expectation of price appreciation over a relatively short period of time.

     To achieve its investment objective, the Fund may at times emphasize the generation of interest income by investing in short, medium or long-term debt securities. Investment in debt securities may also be made with a view to realizing capital appreciation when the Manager believes that declining interest rates may increase market values. The Fund may also purchase "deep discount bonds," i.e., bonds which are selling at a substantial discount from their face amount, with a view to realizing capital appreciation.

      The Fund may invest in the following  short-term money market investments:
U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper and commercial paper master notes which are floating rate debt instruments without a fixed maturity. The Fund will only invest in domestic bank certificates of deposit issued by banks which are members of the Federal Reserve System that have total deposits in excess of one billion dollars.

     The United States Government securities in which the Fund may invest consist of U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other Federal agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

Principal Blue Chip Fund
     The objective of Principal Blue Chip Fund is growth of capital and growth of income. Growth of income means increasing the Fund's investment income which is primarily derived from dividends earned on portfolio securities. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies which the Fund's manager believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of blue chip companies.

     Blue chip companies are defined as those companies with market capitalizations of at least $1 billion. Blue chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of blue chip investments should make the market for such stocks attractive to many investors.

     Examples of blue chip companies currently eligible for investment by the Fund include, but are not limited to, companies such as General Electric Company, Ford Motor Company, Exxon Corporation, Merck & Company, Inc., Digital Equipment Corporation, Capital Cities ABC, Inc., J.P. Morgan & Co. and Coca Cola Company. In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change.

     The Fund's Manager may invest up to 35% of the Fund's total assets in equity securities, other than common stock, issued by companies that meet the investment criteria for blue chip companies and in equity securities issued by companies that do not meet those criteria. The Manager does not intend to invest regularly in speculative securities, which are those issued by new, unseasoned companies or by companies that have limited product lines, markets, financial resources or management, but it may from time to time invest not more than 5% of the Fund's total assets in those kinds of securities. The Fund may invest up to 20% of its assets in securities of foreign issuers. The foreign securities in which the Fund may invest need not be issued by companies that meet the investment criteria for blue chip companies. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

 Principal Capital Value Fund
     The primary objective of Principal Capital Value Fund is long-term capital appreciation. A secondary objective is growth of investment income.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. To achieve its investment objective, Invista will invest in securities that have "value" characteristics. This process is known as "value investing." Value investing is purchasing securities of companies with above average dividend yields and below average price to earnings (P/E) ratios. Securities chosen for investment may include those of companies which the Manager believes can reasonably be expected to share in the growth of the nation's economy over the long term.

Principal Growth Fund
     The objective of Principal Growth Fund is growth of capital. Realization of current income will be incidental to the objective of growth of capital.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objective, investments will be made in securities which as a group appear to possess potential for appreciation in market value. Common stocks chosen for investment may include those of companies which have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500 or which offer new products or new services. The policy of investing in securities which have a high potential for growth of capital can mean that the assets of the Fund may be subject to greater risk than securities which do not have such potential.

Principal MidCap Fund
     The objective of Principal MidCap Fund is to achieve long-term capital appreciation. The strategy of this Fund is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the Fund may invest, for any period of time, in any industry and in any kind of growth-oriented company, whether new and unseasoned or well known and established. Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. The Fund may invest up to 20% of its assets in securities of foreign issuers. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     There can be, of course, no assurance that the Fund will attain its objective. Investment in emerging and other growth-oriented companies may involve greater risk than investment in other companies. The securities of growth-oriented companies may be subject to more abrupt or erratic market movements, and many of them may have limited product lines, markets, financial resources or management. Because of these factors and of the length of time that may be required for full development of the growth prospects of some of the companies in which the Fund invests, the Fund believes that its shares are suitable only for persons who are able to assume the risk of investing in securities of emerging and growth-oriented companies and prepared to maintain their investment during periods of adverse market conditions. Investors should not rely on the Fund for their short-term financial needs. Since the Fund will not be seeking current income, investors should not view a purchase of Fund shares as a complete investment program.

Principal Real Estate Fund
     The investment objective of Principal Real Estate Fund is to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry. The Fund will seek to achieve its objective by seeking, with approximately equal emphasis, long-term capital growth and current income through the purchase of equity securities.

     Under normal circumstances the Fund will invest at least 65 percent of its assets in the equity securities of real estate companies. Equity securities include common stock (including shares in real estate investment trusts), preferred stock, rights and warrants. A real estate investment trust ("REIT") is a corporation, or a business trust which, in satisfying certain Internal Revenue Code requirements, is permitted to effectively eliminate corporate level federal income taxes. Qualifying REITs must, among other things, derive substantially all of their income from real estate assets and annually distribute to shareholders 95 percent or more of their otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of real estate and revenue is primarily derived from rental income. A mortgage REIT primarily invests in real estate mortgages and hybrid REITs combine the characteristics of both an equity REIT and a mortgage REIT.

     For purposes of the Fund's investment policies, a real estate company is one that has at least 50% of its assets, income or profits attributable to products or services related to the real estate industry. Real estate companies include REITs or other securitized real estate investments and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest up to 25% of its total assets in securities of foreign real estate companies (see "Risk Factors").

     Securities issued by real estate companies may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skills, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies in properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the cleanup of environmental problems, casualty or condemnation losses, changes in neighborhood values and changes in interest rates.

     In addition to these risks, equity REITS may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of any credit extended. Further, equity and mortgage REITS are dependent upon management skills and generally may not be diversified. Equity and mortgage REITS are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity or mortgage REITS could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Principal SmallCap Fund
     The investment objective of Principal SmallCap Fund is long-term growth of capital. The strategy of this Fund is to invest primarily in equity securities of companies domiciled in the United States with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having a total market capitalization of $1 billion or less.

     In selecting securities for investment, the Fund will look at stocks with both "growth" and "value" characteristics, with no consistent preference between the two categories. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. The value orientation emphasizes buying stocks at less than their intrinsic value and avoiding those whose price has been speculatively bid up.

Principal Utilities Fund
     The investment objective of Principal Utilities Fund is to provide current income and long-term growth of income and capital. The Fund seeks to achieve its investment objective by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Fund, a company will be considered to be in the public utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the public utilities industry. Under normal market conditions, the Fund, as an investment policy, will invest at least 65%, and may invest up to 100%, of its total assets in securities of companies in the public utilities industry, and as a matter of fundamental policy will invest no less than 25% of its total assets in those securities. As a non-fundamental policy, the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

     The Fund invests in both equity securities (as defined previously under "Growth-Oriented Funds") and fixed- income securities (bonds and preferred stock) in the public utilities industry. The Fund does not have any set policies to concentrate within any particular segment of the utilities industry. The Fund will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Manager's determination of how to achieve the Fund's investment objective in light of prevailing market, economic and financial conditions. For example, at a particular time the Manager may choose to allocate up to 100% of the Fund's assets in a particular type of security (for example, equity securities) or in a specific utility industry segment (for example, electric utilities).

     Fixed-income securities in which the Fund may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the Fund's Manager. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information. The rating services' descriptions of Baa or BBB securities are as follows:
Moody's Investors Service, Inc. Bond ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard and Poor's Corporation Bond Ratings -- BBB:
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently down graded by a rating agency, the Fund will retain such security in its portfolio until the Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

     While the Fund will invest primarily in the securities of public utility companies, it may invest up to 35% of its total assets in those securities that are permissible investments for the Balanced Fund. See "Princor Balanced Fund" and "Certain Investment Policies and Restrictions." However the Fund will not invest in fixed-income securities rated below Baa by Moody's or BBB by S&P.

     The public utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

     Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

INTERNATIONAL

Principal International Emerging Markets Fund
     The investment objective of Principal International Emerging Markets Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in emerging market countries. As used in this Prospectus, the term "emerging market country" means any country which, in the opinion of the Manager, is generally considered to be an emerging country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Financial Corporation. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Fund focuses on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

     Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, there are certain risks associated with investments in foreign securities (see "Risk Factors").

     Under normal conditions at least 65% of the Fund's total assets will be invested in emerging market country equity securities. The Fund invests in securities of (1) issuers with their principal place of business or principal office in emerging market countries, or (2) issuers for which the principal securities trading market is an emerging market country, or (3) issuers, regardless of where the security is traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

     A small portion of the Fund assets may also be invested in closed end country specific investment companies and sovereign debt of developing countries. Closed end investment companies provide a way to gain exposure to countries where the mechanics of trading securities are not cost effective. Investment in sovereign debt may have the potential for returns that are higher than returns on stocks within the country.

     For temporary defensive purposes, the International Emerging Markets Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

Principal International Fund
     The investment objective of Principal International Fund is to seek long-term growth of capital through investment in a portfolio of equity securities of companies domiciled in any of the nations of the world. In choosing investments in equity securities of foreign and United States corporations, the Manager intends to pay particular attention to long-term earnings prospects and the relationship of then-current prices to such prospects. Short-term trading is not generally intended, but occasional investments may be made for the purpose of seeking short-term or medium-term gain. The Fund expects its investment objective to be met over long periods which may include several market cycles. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     For temporary defensive purposes, the International Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

     The Fund intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least three countries, one of which may be the United States (although the Fund currently intends not to invest in equity securities of United States companies). Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia) that have developed economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

Principal International SmallCap Fund
     The investment objective of Principal International SmallCap Fund is long-term growth of capital. The strategy of this Fund is to invest primarily in equity securities of non-United States companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having a total market capitalization of $1 billion or less.

     The Fund diversifies its investments geographically. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends, under normal market conditions, to have at least 65% of its assets invested in securities issued by corporations of at least three countries. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     For temporary defensive purposes, the International SmallCap Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

     INCOME-ORIENTED FUNDS

     The Principal Funds that offer Class R shares currently include four Funds which seek a high level of income through investments in fixed-income securities. These Funds are Principal Bond Fund, Principal Government Securities Income Fund, Principal High Yield Fund and Principal Limited Term Bond Fund, collectively referred to as the "Income-Oriented Funds." Each Fund has rating limitations with regard to the quality of securities that may be held in the portfolio. The rating limitations apply at the time of acquisition of a security and any subsequent change in a rating by a rating service will not require elimination of a security from the Fund's portfolio. The Statement of Additional Information contains descriptions of the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P").

Principal Bond Fund
     The investment objective of Principal Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     In seeking to achieve the investment objective, the Fund will predominantly invest in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Fund may make short-term investments from time to time as deemed prudent by the Manager. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     Under normal circumstances, the Fund will invest at least 65% of its assets in bonds in one or more of the following categories: (i) corporate debt securities and taxable municipal obligations, which at the time of purchase have an investment grade rating within the four highest grades used by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa) or which, if nonrated, are comparable in quality in the opinion of the Fund's Manager; (ii) similar Canadian corporate, Provincial and Federal Government securities payable in U.S. funds; and (iii) securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The balance of the Fund's assets may be invested in the following securities: domestic and foreign corporate debt securities, preferred stocks, common stocks that provide returns that compare favorably with the yields on fixed income investments, common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities or otherwise and foreign government securities. The debt securities and preferred stocks in which the Fund invests may be convertible or nonconvertible. Securities rated below BBB or Baa are commonly referred to as junk bonds. The Fund does not intend to purchase debt securities rated lower than Ba3 by Moody's or BB- by S&P (bonds which are judged to have speculative elements; their future cannot be considered as well-assured). The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. See the discussion of the Principal High Yield Fund for information concerning risks associated with below investment grade bonds.

     During the fiscal year ended October 31, 1997, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                    Moody's Rating        Portfolio Percentage
                    --------------        --------------------
                          Aa                       .85%
                           A                     22.85
                          Baa                    74.14
                          Ba                      1.22
                           B                       .94

     The preceding percentage for AA and A rated securities includes .35% and .99% respectively of unrated securities which have been determined by the
Manager to be of comparable quality.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund for temporary defensive purposes may invest up to 100% of its assets in cash or cash equivalents.

Principal Government Securities Income Fund
     The objective of Principal Government Securities Income Fund is a high level of current income, liquidity and safety of principal.

     The Fund will invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in repurchase agreements collateralized by such obligations. Such securities include Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, Federal National Mortgage Association ("FNMA") Obligations, Federal Home Loan Mortgage Corporation ("FHLMC") Certificates and Student Loan Marketing Association ("SLMA") Certificates and other U.S. Government Securities. GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately-owned corporation, FHLMC, a federal corporation, and SLMA, a government sponsored stockholder-owned organization, are instrumentalities of the United States. The securities and guarantees of FNMA, FHLMC and SLMA are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. The Fund may maintain reasonable amounts of cash or short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of long-term investments.

     Depending on market conditions, a substantial portion of the assets may be invested in GNMA Certificates of the modified pass-through type and in repurchase agreements collateralized by such obligations. GNMA is a United States Government corporation within the Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Such loans are made by lenders such as mortgage bankers, insurance companies, commercial banks and savings and loan associations. Then, they are either insured by the Federal Housing Administration (FHA) or they are guaranteed by the Veterans Administration (VA) or Farmers Home Administration (FmHA). The lender or other prospective issuer creates a specific pool of such mortgages, which it submits to GNMA for approval. After approval, a GNMA Certificate is typically offered by the issuer to investors through securities dealers.

     GNMA Certificates differ from bonds in that the principal is scheduled to be paid back by the borrower on a monthly basis over the life of the loan rather than returned in a lump sum at maturity. Modified pass-through GNMA Certificates, which are the only kind in which the Fund intends to invest, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of the issuer and GNMA fee of .5% prescribed by regulation), regardless of whether or not the mortgagor has made such payment. The timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government.

     Although the payment of interest and principal is guaranteed, the guarantee does not extend to the value of a GNMA Certificate or the value of the shares of the Fund. The market value of a GNMA Certificate typically will fluctuate to reflect changes in prevailing interest rates. It falls when rates increase (as does the market value of other debt securities) and it rises when rates decline (but it may not rise on a comparable basis with other debt securities because of its prepayment feature), and, therefore, may be more or less than the face amount of the GNMA Certificate, which reflects the aggregate principal amount of the underlying mortgages. As a result the net asset value of Fund shares will fluctuate as interest rates change.

     Mortgagors may pay off their mortgages at any time. Expected prepayments of the mortgages can affect the market value of the GNMA Certificate, and actual prepayments can affect the return ultimately received. Prepayments, like scheduled payments of principal, are reinvested by the Fund at prevailing interest rates which may be less than the rate on the GNMA Certificate. Prepayments are likely to increase as the interest rate for new mortgages moves lower than the rate on the GNMA Certificate. Moreover, if the GNMA Certificate had been purchased at a premium above principal because its rate exceeded prevailing rates, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayment.

     The FNMA and FHLMC securities in which the Fund invests are very similar to GNMA certificates as described above but are not guaranteed by the full faith and credit of the United States but rather by the agency itself. FNMA and FHLMC securities are rated Aaa by Moody's and AAA by Standard & Poor's. These ratings reflect the status of FNMA and FHLMC as federal agencies as well as the important role each plays in financing purchases of homes in the U.S.

     Student Loan Marking Association is a government sponsored stockholder-owned organization whose goal is to provide liquidity to financial and educational institutions. SLMA provides liquidity by purchasing student loans, which are principally government guaranteed loans issued under the Federal Guaranteed Student Loan Program and the Health Education Assistance Loan Program. SLMA securities are not guaranteed by the U.S. Government but are obligations solely of the agency. SLMA senior debt issues in which the Fund invests are rated AAA by Standard & Poor's and Aaa by Moody's.

     There are other obligations issued or guaranteed by the United States Government (such as U.S. Treasury securities) or by its agencies or instrumentalities that are either supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality. Included in the latter category are Federal Home Loan Bank and Farm Credit Banks. Obligations not guaranteed by the United States Government are highly rated because they are issued by indirect branches of government. Such paper is issued as needs arise by an agency and is traded regularly in denominations similar to those in which government obligations are traded.

     The Fund will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

     As a hedge against changes in interest rates, the Fund may enter into contracts with dealers in GNMA Certificates whereby the Fund agrees to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date. The Fund may enter into similar purchase agreements with issuers of GNMA Certificates other than Principal Mutual Life Insurance Company. The Fund may also purchase optional delivery standby commitments which give the Fund the right to sell particular GNMA Certificates at a specified price on a specified date. Failure of the other party to such a contract or commitment to abide by the terms thereof could result in a loss to the Fund. To the extent the Fund engages in delayed delivery transactions it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. Liability accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. From the time the Fund becomes obligated to purchase securities on a delayed delivery basis, the Fund has all the rights and risks attendant to the ownership of a security except that no interest accrues to the purchaser until delivery. At the time the Fund enters into a binding obligation to purchase such securities, Fund assets of a dollar amount sufficient to make payment for the securities to be purchased will be segregated. The availability of liquid assets for this purpose and the effect of asset segregation on the Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of the Fund's total assets that may be committed to transactions in such agreements.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality.

Principal High Yield Fund
     Principal High Yield Fund's primary investment objective is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Fund is designed for investors willing to assume additional risk in return for above average income.

     In seeking to attain the Fund's objective of high current income, the Fund invests primarily in high yielding, lower or nonrated fixed-income securities (commonly known as "junk bonds"), constituting a diversified portfolio which the Fund Manager believes does not involve undue risk to income or principal. Normally, at least 80% of the Fund's assets will be invested in debt securities, convertible securities (both debt and preferred stock) or preferred stocks that are consistent with its primary investment objective of high current income. The Fund's remaining assets may be invested in common stocks and other equity securities in which the Growth-Oriented Funds may invest when these types of investments are consistent with the objective of high current income.

     The Fund seeks to invest its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or in unrated securities which the Fund's Manager believes are of comparable quality. These securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. The Fund will not invest in securities rated below Caa by Moody's and below CCC by S&P.

     The rating services' descriptions of securities rating categories in which the Fund may normally invest are as follows:

     Moody's Investors Service, Inc. Bond Ratings - Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation Bond Ratings - BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The higher-yielding, lower-rated securities in which the High Yield Fund invests present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which reflect primarily fluctuations in general levels of interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is not a national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     Investors should recognize that the market for higher-yielding, lower-rated securities is a relatively recent development that has not been tested by an economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of the securities held by the High Yield Fund and the ability of the issuers of the securities held by it to pay principal and interest. A default by an issuer may result in the Fund incurring additional expenses to seek recovery of the amounts due it.

     Some of the securities in which the Fund invests contain call provisions. If the issuer of such a security exercises a call provision in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Further, a higher-yielding security's value will decrease in a rising interest rate market, which will be reflected in the Fund's net asset value per share.

     Investors should carefully consider their ability to assume the risks of investing in lower-rated securities before making an investment in the Fund, and should be prepared to maintain their investment during periods of adverse market conditions. Investors should not rely on the Fund for their short-term financial needs.

     The Fund seeks to minimize the risks of investing in lower-rated securities through diversification, investment analysis and attention to current developments in interest rates and economic conditions. Because the Fund invests primarily in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Manager's ability than would be the case if the Fund were investing in securities in the higher rating categories. Although the Fund's Manager considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. There are risks in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities, and credit rating agencies may fail to make timely changes in credit ratings to reflect subsequent events. The Manager's analysis includes traditional security analysis considerations such as the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. In addition, the Manager analyzes general business conditions and other factors such as anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Manager continuously monitors the issuers of portfolio securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity so the Fund can meet redemption requests.

     During the fiscal year ended October 31, 1997, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                      Moody's Rating           Portfolio Percentage
                      --------------           --------------------
                            Baa                         .84%
                            Ba                        33.12
                             B                        66.04

     The above percentages for Ba and B rated securities include unrated securities in the amount of 1.55% and 4.04%, respectively, which have been determined by the Manager to be of comparable quality.

     There may be times when, in the Manager's judgment, unusual market or economic conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Manager may employ alternative strategies, primarily seeking to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may temporarily invest in money-market instruments of all types, higher-rated fixed-income securities or any other fixed-income securities that the Fund considers consistent with such strategy. The yield to maturity on these securities would generally be lower than the yield to maturity on lower-rated fixed-income securities. It is impossible to predict when, or for how long, such alternative strategies will be utilized.

     The Fund's Manager buys and sells securities for the Fund principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates. From time to time, consistent with its investment objectives, the Fund may sell securities that have appreciated in value because of declines in interest rates. It may also trade securities for the purpose of seeking short-term profits. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded for securities of comparable quality and maturity to take advantage of perceived short-term disparities in market values or yields.

Principal Limited Term Bond Fund
     The objective of Principal Limited Term Bond Fund is to seek a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less. The Fund seeks to achieve its objective by investing primarily in high grade, short-term debt securities.

     The Fund will invest, under normal circumstances, at least 80% of its total assets in securities issued or guaranteed by the United States ("U.S.") Government or its agencies or instrumentalities (as described in the discussion of Principal Government Securities Income Fund) and other debt securities of U.S. issuers rated within the three highest grades used by Standard & Poor's (AAA, AA or A) or by Moody's (Aaa, Aa, or A) or which, if nonrated, are comparable in quality in the opinion of the Fund's Manager. The balance of the Fund's assets may be invested in debt securities rated in the fourth highest grade by the major rating services (i.e., at least "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Corporation, or their equivalents) or, if not rated, judged to be of comparable quality. Securities rated BBB or Baa are considered investment grade securities having adequate capacity to pay interest and repay principal. Such securities may have speculative characteristics, however, and changes in economic and other conditions are more likely to lead to a weakened capacity of the issuer of such securities to make principal and interest payments than is the case with higher rated securities. Under normal circumstances, the Fund will maintain a dollar weighted average maturity of not more than five years. In determining the average maturity of the Fund's portfolio, the Manager may adjust the maturity dates on callable or prepayable securities to reflect the Manager's judgment regarding the likelihood of such securities being called or prepaid.

     The Fund may also invest in other debt securities including corporate debt securities such as bonds, notes and debentures, mortgage-backed securities including collateralized mortgage obligations and other asset-backed securities. For a more complete description of asset-backed securities, see "Principal Government Securities Income Fund" discussion.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund for temporary defensive purposes may invest up to 100% of its assets in cash or cash equivalents.

     MONEY MARKET FUND

     The Principal Funds currently include one Fund offering Class R shares which seeks a high level of income through investments in short-term securities. This Fund is Principal Cash Management Fund referred to as the "Money Market Fund." Securities in which the Principal Cash Management Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturities which generally have less liquidity, greater market risk and more fluctuation.

     The Fund will limit its portfolio investments to United States dollar denominated instruments that the Manager, subject to the oversight of the Board of Directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. Eligible Securities include:

     (1) A security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated in respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

     (2) A security that at the time of issuance was a long-term security with a remaining maturity of 397 calendar days or less, and whose issuer has received from a nationally recognized statistical rating organization a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for short-term debt obligations; or

     (3) an unrated security that is of comparable quality to a security meeting the requirements of (1) or (2) above, as determined by the board of directors.

     Principal Cash Management Fund will not invest more than 5% of its total assets in the following securities:

     (1) Securities which, when acquired by the Fund (either initially or upon any subsequent rollover), are rated in the second highest rating category for short-term debt obligations;

     (2) Securities which at the time of issuance were long-term securities but when acquired by the Fund have a remaining maturity of 397 calendar days or less, if the issuer of such securities is rated, with respect to a class of comparable short-term debt obligations, in the second highest rating category for short-term obligations; and

     (3) Securities which are unrated but are determined by the Fund's Board of Directors to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations.

     The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund intends to hold its investments until maturity, but may on occasion trade securities to take advantage of market variations. Also, revised valuations of an issuer or redemptions may result in sales of portfolio investments prior to maturity or at a time when such sales might otherwise not be desirable. The Fund's right to borrow to facilitate redemptions may reduce the need for such sales. The sale of portfolio securities would be a taxable event. See "Tax Treatment of the Funds, Dividends and Distributions." It is the policy of the Fund to be as fully invested as reasonably practical at all times to maximize current income.

     Since portfolio assets of the Fund will consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since this Fund expects to usually transact purchases and sales of portfolio securities with issuers or dealers on a net basis, it is not anticipated that the Fund will pay any significant brokerage commissions. The Fund is free to dispose of portfolio securities at any time, when changes in circumstances or conditions make such a move desirable in light of its investment objective.

     The objective of Principal Cash Management Fund is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing its assets in a portfolio of money market instruments. These money market instruments are U.S. Government Securities, U.S. Government Agency Securities, Bank Obligations, Commercial Paper, Short-term Corporate Debt, Taxable Municipal Obligations and Repurchase Agreements, which are described briefly below and in more detail in the Statement of Additional Information.

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

     U.S. Government Agency Securities are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whether supported by the full faith and credit of the U.S. Treasury or only by the credit of a particular agency or instrumentality.

     Bank Obligations consist of certificates of deposit which are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return and bankers acceptances which are time drafts drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     Commercial Paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs.

     Short-term Corporate Debt consists of notes, bonds or debentures which at the time of purchase have one year or less remaining to maturity.

     Taxable  Municipal   Obligations  are  short-term   obligations  issued  or
guaranteed by state and municipal issuers which generate taxable income.

     Repurchase Agreements are transactions under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. Generally, Repurchase Agreements are of short duration, usually less than a week but on occasion for longer periods.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

     Following is a discussion of certain investment practices that the Funds may use in an effort to achieve their respective investment objectives.

Repurchase Agreements/Lending Portfolio Securities

     Each of the Funds may enter into repurchase agreements with, and each of the Funds, except the Capital Value Fund, Growth Fund and Cash Management Fund, may lend its portfolio securities to, unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations, and the Fund is delayed or prevented from recovering on the collateral. See the Statement of Additional Information for further information regarding the credit risks associated with repurchase agreements and the standards adopted by each Fund's Board of Directors to deal with those risks. None of the Funds intends either (i) to enter into repurchase agreements that mature in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would amount to more than 15% (10% for the Government Securities Income Fund) of its total assets or (ii) to lend securities in excess of 30% of its total assets.

Forward Commitments

     From time to time, each of the Income-Oriented Funds and the Balanced Fund may enter into forward commitment agreements which call for the Fund to purchase or sell a security on a future date and at a price fixed at the time the Fund enters into the agreement. Each of these Funds may also acquire rights to sell its investments to other parties, either on demand or at specific intervals.

Warrants

     Each of the Funds, except the Cash Management Fund and Government Securities Income Fund, may invest in warrants up to 5% of its assets, of which not more than 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. For the International Emerging Markets Fund, International Fund and International SmallCap Fund, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange.

Borrowing

     As a matter of fundamental policy, each Fund may borrow money only for temporary or emergency purposes the Capital Value, Cash Management, Growth, Tax-Exempt Bond and Tax-Exempt Cash Management Funds may borrow only from banks. Further, each Fund may borrow only in an amount not exceeding 5% of its assets, except:

     (1) the Capital Value Fund and Growth Fund, each of which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets less liabilities other than such borrowings, or (ii) 10% of its assets taken at cost at the time the borrowing is made; and

     (2) the Cash Management Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets, or (ii) 10% of the value of its net assets taken at cost at the time the borrowing is made.

Options

     Each of the Funds (except Capital Value, Cash Management, Growth, Tax-Exempt Bond and Tax-Exempt Cash Management Funds) may purchase covered spread options, which would give the Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. These same Funds may also purchase and sell financial futures contracts, options on financial futures contracts and options on securities and securities indices, but will not invest more than 5% of their assets in the purchase of options on securities, securities indices and financial futures contracts or in initial margin and premiums on financial futures contracts and options thereon. The Funds may write options on securities and securities indices to generate additional revenue and for hedging purposes and may enter into transactions in financial futures contracts and options on those contracts for hedging purposes.

General

     The Statement of Additional Information includes further information concerning the Funds' investment policies and applicable investment restrictions. The investment objectives of the Funds are fundamental and certain investment restrictions designated as such in this Prospectus or in the Statement of Additional Information are fundamental policies that may not be changed without approval by the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment policies described in this Prospectus and the Statement of Additional Information are not fundamental and may be changed by the Board of Directors of the appropriate Fund without shareholder approval.

RISK FACTORS

      An investment in any of the Growth-Oriented Funds involves the financial and market risks that are inherent in any investment in equity securities. These risks include changes in the financial condition of issuers, in economic conditions generally and in the conditions in securities markets. They also include the extent to which the prices of securities will react to those changes.

      An investment in any of the Income-Oriented Funds involves market risks associated with movements in interest rates. The market value of the Funds' investments will fluctuate in response to changes in interest rates and other factors. During periods of falling interest rates, the values of outstanding long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will affect the Funds' net asset values but will not affect cash income derived from the securities unless a change results from a failure of an issuer to pay interest or principal when due.

     The yields on an investment in the Cash Management Fund will vary with changes in short-term interest rates. In addition, the investments of the Cash Management Fund are subject to the ability of the issuer to pay interest and principal when due.

     Each of the following Principal Funds may invest in foreign securities to the indicated percentage of its assets: International, International Emerging Markets and International SmallCap Funds - 100%; Real Estate - 25%; Balanced, Blue Chip, Bond, Capital Value, High Yield, Limited Term Bond Fund, MidCap, SmallCap and Utilities Funds - 20%. The Government Securities Income Fund may not invest in foreign securities. The Cash Management and Tax-Exempt Cash Management Funds do not invest in foreign securities other than those that are United States dollar denominated. United States dollar denominated means that all principal and interest payments for the security are payable in U.S. dollars and that the interest rate of, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars. Debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations. Investment in foreign securities presents certain risks which may affect a Fund's net asset value. These risks include, but are not limited to, those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, the withholding of taxes on dividends at the source, political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. A Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

     Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In particular, securities markets in emerging market countries are known to experience long delays between the trade and settlement dates of securities purchased and sold, potentially resulting in a lack of liquidity and greater volatility in the price of securities on those markets. In addition, investments in smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, mature issuers. Such companies may have limited product lines and financial resources. Their securities may trade in more limited volume than larger companies and may therefore experience significantly more price volatility and less liquidity than securities of larger companies. As a result of these factors, the Boards of Directors of the Funds have adopted Daily Pricing and Valuation Procedures for the Funds which set forth the steps to be followed by the Manager and Invista Capital Management, Inc. ("Invista") to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. Oversight of this process is provided by the Executive Committee of the Boards of Directors.

HOW THE FUNDS ARE MANAGED

     Under Maryland law, the business and affairs of each of the Funds are managed under the direction of its Board of Directors. Investment services and certain other services are furnished to the Funds under the terms of a Management Agreement between each of the Funds and the Manager. The Manager for the Funds is Principal Management Corporation (the "Manager") (formerly known as Princor Management Corporation), an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the State of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Mutual Life Insurance Company. As of November 30, 1997, the Manager served as investment advisor for 28 such funds with assets totaling approximately $5.0 billion.

     The Manager is responsible for investment advisory, managerial and administrative services for the Funds. However, under a Sub-Advisory Agreement between Invista Capital Management, Inc. ("Invista") and the Manager, Invista performs all the investment advisory responsibilities of the Manager for the Growth-Oriented Funds (except the Real Estate Fund), the Government Securities Income Fund and the Limited Term Bond Fund. The Manager will reimburse Invista for the cost of providing these services. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company and an affiliate of the
Manager, was founded in 1985 and manages investments for institutional investors, including Principal Mutual Life. Assets under management at September 30, 1997 were approximately $25.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     The Manager or Invista advises the Funds on investment policies and on the composition of the Funds' portfolios. In this connection, the Manager or Invista furnishes to the Board of Directors of each Fund a recommended investment program consistent with that Fund's investment objective and policies. The Manager or Invista is authorized, within the scope of the approved investment program, to determine which securities are to be bought or sold, and in what amounts.

     The Manager or Invista has assigned certain individuals the primary responsibility for the day-to-day management of each Fund's portfolio. The persons primarily responsible for the day-to-day management of each Fund are identified in the table below:

                              Primarily
        Fund              Responsible Since                            Person Primarily Responsible
        ----              -----------------                            ----------------------------
Balanced Fund             April, 1993           Judith A. Vogel, CFA (BA degree, Central College). Vice President, Invista
                                                Capital Management, Inc., since 1987. Co-Manager since December, 1997:
                                                Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
                                                Capital Management, Inc.

Blue Chip Fund            March, 1991           Mark T. Williams, CFA (MBA degree, Drake University). Vice President,
                          (Fund's inception)    Invista Capital Management, Inc., since 1995; Investment Officer, 92-95.
                                                Prior thereto, Security Analyst.

Bond Fund                 November, 1996        Scott A. Bennett,CFA (MBA degree, University of Iowa) Assistant Director
                                                Investment Securities, Principal Mutual Life Insurance Company, since 1996;
                                                Prior thereto, Investment Manager.

Capital Value Fund        October, 1969         David L. White, CFA (BBA degree, University of Iowa). Executive Vice
                          (Fund's inception)    President, Invista Capital Management, Inc., since 1984. Co-Manager since
                                                November 1996: Catherine A. Green, CFA, (MBA degree, Drake University).
                                                Vice President,  Invista Capital Management, Inc. since 1987.

Government Securities     May, 1985             Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
Income Fund               Fund's inception)     Capital Management,  Inc., since 1992. Director - Securities Trading,
                                                Principal Mutual Life Insurance Company 1992; Prior thereto, Associate Director.

Growth and MidCap         August, 1987          Michael R. Hamilton, (MBA degree, Bellarmine College). Vice President, Funds
                          and December, 1987    Invista Capital Management, Inc., since 1987.
                          (Fund's inception),
                          respectively

High Yield Fund           December, 1987        James K. Hovey, CFA (MBA degree, University of Iowa). Director - Investment
                          (Fund's inception)    Securities, Principal Mutual Life Insurance Company, since 1990; Prior thereto,
                                                Assistant Director Investment Securities.

International Fund        April, 1994           Scott D. Opsal, CFA (MBA degree, University of Minnesota). Executive Vice
                                                President and Chief Investment Officer, Invista Capital Management, Inc.,
                                                since 1997. Vice President, 1986-1997.

International Emerging    May, 1997             Kurtis D. Spieler, CFA (MBA degree, Drake University). Vice President,
Markets Fund              (Fund's inception)    Invista Capital Management, Inc., since 1995; Investment Officer, 94-95.
                                                Prior thereto, Investment Manager, Principal Mutual Life Insurance Company.

International SmallCap    May, 1997             Darren K. Sleister, CFA (MBA degree, University of Iowa). Investment   Fund
                          (Fund's inception)    Officer, Invista Capital Management, Inc., since 1995; Prior thereto, Security
                                                Analyst.

Limited Term Bond         February, 1996        Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
Fund                      (Fund's inception)    Capital Management, Inc., since 1992. Director-Securities Trading,
                                                Principal Mutual Life Insurance Company 1992; Prior thereto, Associate
                                                Director.

Real Estate Fund          December, 1997        Kelly D. Rush,  CFA (MBA degree,  University of Iowa).  Assistant Director -
                          (Fund's inception)    Investment - Commercial  Real Estate,  Principal  Mutual Life Insurance  Company,
                                                since 1996;  Prior thereto, Senior Administrator Investment -
                                                Commercial Real Estate.

SmallCap Fund             December, 1997        Co-Manager: Mark T. Williams, CFA (MBA degree, Drake University). Vice
                          (Fund's inception)    President, Invista Capital Management, Inc., since 1995;
                                                Investment Officer, 1992-1995. Co-Manager: John F. McClain, (MBA degree Indiana
                                                University). Vice President, Invista Capital Management, Inc., since 1995;
                                                Investment Officer, 1992-1995.

Utilities Fund            April, 1993           Catherine A. Green, CFA (MBA degree, Drake University). Vice President,
                          (Fund's inception)    Invista Capital Management, Inc., since 1987.

     Until August 1, 1988 the International Fund's portfolio was managed by Principal Management, Inc. of Edmonton, Canada and Scottsdale, Arizona, which company has changed its name to Sea Investment Management, Inc. The Fund's previous manager and the current manager are unaffiliated. This change in managers should be kept in mind when reviewing historical investment results.

     For a description of the investment and other services provided by the Manager, see "Cost of Manager's Services" in the Statement of Additional Information. The management fee and total Class A share or total Class R share expenses incurred by each Fund for the period ended October 31, 1997 were equal to the following percentages of each Fund's respective average net assets:

                                                     Class A Shares                        Class R Shares
                                               ----------------------------         ----------------------------
                                                                    Total                                Total
                                               Manager's         Annualized         Manager's         Annualized
            Fund                                  Fee             Expenses             Fee             Expenses
            ----                               ---------         ----------         ---------         ----------
         Balanced Fund                            .60%              1.33%              .60%              1.99%
         Blue Chip Fund                           .50%              1.30%              .50%              1.89%
         Bond Fund                                .46%               .95%*             .16%              1.45%*
         Capital Value Fund                       .40%               .70%              .40%              1.50%
         Cash Management Fund                     .37%               .63%              .28%              1.26%*
         Government Securities Income Fund        .46%               .84%              .46%              1.79%
         Growth Fund                              .44%              1.03%              .44%              1.69%
         High Yield Fund                          .60%              1.22%              .60%              2.42%
         International Fund                       .71%              1.39%              .71%              2.10%
         International Emerging Markets Fund     1.23%              2.03%             1.23%              2.20%
         International SmallCap Fund             1.19%              1.99%             1.19%              2.15%
         Limited Term Bond Fund                   .25%               .90%*             .00%              1.48%*
         MidCap Fund                              .59%              1.26%              .59%              1.87%
         Utilities Fund                           .50%              1.15%*             .00%              1.65%*

         *After waiver.

     The Manager voluntarily waived a portion of its fee for the Bond, Cash Management, Limited Term Bond and Utilities Funds throughout the fiscal year ended October 31, 1997. The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by the Bond, Limited Term Bond and Utilities Funds through October 31, 1998. The waiver, if necessary, for the Cash Management Fund will continue through February 28, 1998. If necessary, waivers will be in amounts that will maintain a total level of operating expenses which as a percentage of average net assets attributable to a class on an annualized basis during that period will not exceed, for the Class A shares,
 .95% for the Bond Fund, .75% for the Cash Management Fund, .90% for the Limited Term Bond Fund and 1.15% for the Utilities Fund, and for the Class R shares, 1.45% for the Bond Fund, 1.25% for the Cash Management Fund, 1.50% for the Limited Term Bond Fund and 1.65% for the Utilities Fund. The effect of the waivers is and will be to reduce each Fund's annual operating expenses and increase each Fund's yield.

     The Manager and Invista may purchase at their own expense statistical and other information or services from outside sources, including Principal Mutual Life Insurance Company. An Investment Service Agreement between each Fund, the Manager, and Principal Mutual Life Insurance Company provides that Principal Mutual Life Insurance Company will furnish certain personnel, services and facilities required by the Manager in connection with its performance of the Management Agreements, and that the Manager will reimburse Principal Mutual Life Insurance Company for its costs incurred in this regard.

     Among the expenses paid by each Fund are brokerage commissions on portfolio transactions, the cost of stock issue and transfer and dividend disbursements, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, the cost of shareholder meetings and taxes and interest (if any).

     The Funds may from time to time execute transactions for portfolio securities with, and pay related brokerage commissions to, Principal Financial Securities, Inc. ("PFS"), Morgan Stanley Trust Co. and Morgan Stanley and Co., each a broker-dealer affiliated with Princor and/or the Manager for each of the Funds. PFS also provides distribution services for Principal Cash Management Fund for which it is compensated by the Manager. These services include, but are not limited to, providing office space, equipment, telephone facilities and various personnel as necessary or beneficial to establish and maintain shareholder accounts. PFS receives a fee from the Manager calculated as a percentage of the average net asset value of shares of the Fund held in PFS client accounts during the period for which PFS provides the services. During the fiscal years ended October 31, 1995, 1996, and 1997, PFS received fees in the amount of $991,520, $1,650,714 and $1,765,033 respectively, in consideration of the services it rendered to the Cash Management Fund.

     The Manager serves as investment advisor, dividend disbursing agent and, directly and through an affiliate, as transfer agent for each of the Funds sponsored by Principal Mutual Life Insurance Company. The Funds reimburse the Manager for the costs of providing these services.

HOW TO PURCHASE SHARES

     Purchases are generally made by completing an Account Application or a Princor IRA Application and mailing it to Princor. You may obtain either of these applications by calling Princor at 1-800-774-6267. Shares will be issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Generally, the initial amount to be invested in a Princor IRA will be directly transferred to Princor from the retirement plan in which the investor participates. However, in some cases the investor will purchase shares by check. Checks for IRA accounts should be made payable to Principal Mutual Life. Checks for other than IRA accounts should be made payable to Principal Mutual Funds. If investing by check, shares will be issued at the offering price next computed after the completed application and check are received at Princor's main office. Subsequent purchases will be executed at the price next computed after receipt of the investor's check at Princor's main office. All orders are subject to acceptance by the Fund or Funds and Princor.

     Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to eight days or more. Investors considering redeeming or exchanging shares or transferring shares to another person shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

     Minimum Purchase Amount. You may open an account with any of the Funds with a minimum initial investment of $1,000 ($250 for an IRA or account established under the Uniform Gifts to Minors Act or Uniform Transfers Act). Additional investments of $100 or more may be made at any time without completing a new application. The minimum initial and subsequent investment amounts are not applicable to accounts designated as receiving accounts in a Dividend Relay Election. Each Fund's Board of Directors reserves the right to change or waive minimum investment requirements at any time, which would be applicable to all investors alike.

     Automatic Investment Plan. You may make regular monthly investments through automatic deductions from the account of a bank or similar financial institution. The minimum monthly purchase is $25 for all Funds except the Money Market Funds, which have a $100 monthly minimum requirement. A $25 minimum monthly purchase may be established for the Money Market Funds if the account value is at least $1,000 at the time the plan is established. Plan forms and preauthorized check agreements are available from Princor on request. There is no obligation to continue the plan and it may be terminated by the investor at any time.

     Each Fund described in this Prospectus offers investors three classes of shares which bear sales charges in different forms and amounts, Class A shares, Class B shares and Class R shares. Only Class R shares are offered through this Prospectus. Class A shares are described herein only because Class R shares convert to Class A shares as described below.

     Class R Shares. Class R shares are purchased without an initial sales charge or a contingent deferred sales charge ("CDSC"). Class R shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to .75% of the Fund's average net assets attributable to Class R shares. See "Distribution and Shareholder Servicing Plans and Fees." Class R shares provide you the benefit of putting all of your dollars to work from the time the investment is made, but (until conversion to Class A shares) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class R shares will automatically convert to Class A shares, based on relative net asset value (without a sales charge), on the first business day of the 49th month after the purchase date. Class R shares acquired by exchange from Class R shares of another Principal fund will convert into Class A shares based on the time of the initial purchase. (See "How to Exchange Shares".) At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions would convert into Class A shares, with that portion determined by the ratio that the shareholder's Class R shares converting into Class A shares bears to your total Class R shares that were not acquired through dividends and distributions. The conversion of Class R shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class R shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class R shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     Class A Shares. If you invest less than $1 million in Class A shares (except Class A shares of the Cash Management Fund), you pay a sales charge at the time of purchase. Certain purchases of Class A shares qualify for reduced sales charges. Class A share purchases of $1 million or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase. See "Offering Price of Funds' Shares." Class A shares of each of the Funds, except the Cash Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the Limited Term Bond Fund) of the Fund's average net assets attributable to Class A shares. See "Distribution and Shareholder Servicing Plans and Fees."

     Which arrangement is better for you? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended duration of the investment. Orders for Class R shares that equal or exceed $500,000 will be treated as orders for Class A shares, unless accompanied by a written acknowledgement that the order should be treated as an order for Class R shares.

OFFERING PRICE OF  FUNDS' SHARES

     The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

     Class R shares. Class R shares are sold to eligible purchasers at net asset value; no front-end load or contingent deferred sales charge applies to the purchase of Class R shares. Class R shares are offered only through Princor and other dealers it selects.

     Class A shares. Class A shares of Principal Cash Management Fund are sold to the public at net asset value; no sales charge applies to such purchases. Class R shares convert to Class A shares at NAV, without a sales charge, as previously described. Class A shares of the Growth-Oriented and Income-Oriented Funds are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% (1.50% for the Limited Term Bond Fund) to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge will be determined by Princor.

                                       Sales Charge for
                                       All Funds Except              Sales Charge for
                                    Limited Term Bond Fund        Limited Term Bond Fund            Dealers Allowance as
                                     Sales Charge as % of:         Sales Charge as % of:            % of Offering Price
                                   ------------------------      ------------------------    --------------------------------
                                   Offering      Net Amount      Offering      Net Amount    All Funds Except    Limited Term
                                     Price        Invested         Price        Invested     Limited Term Bond       Bond
                                   --------      ----------      --------      ----------    -----------------   ------------
Less than $50,000                   4.75%          4.99%          1.50%          1.52%            4.00%             1.25%
$50,000 but less than $100,000      4.25%          4.44%          1.25%          1.27%            3.75%             1.00%
$100,000 but less than $250,000     3.75%          3.90%          1.00%          1.10%            3.25%              .75%
$250,000 but less than $500,000     2.50%          2.56%          0.75%          0.76%            2.00%              .50%
$500,000 but less than $1,000,000   1.50%          1.52%          0.50%          0.50%            1.25%              .25%
$1,000,000 or more                  0              0              0              0                 .75%              .25%

     CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more may be subject to CDSC upon redemption. A CDSC is payable to Princor on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of .75% (.25% for the Limited Term Bond Fund) of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Principal mutual fund will continue to be subject to the CDSC until the original 18 month period expires. However, no CDSC is payable with respect to redemptions of Class A shares used to fund a Princor 401 (a) or Princor 401 (k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets.

     The CDSC on Class A shares will be waived on redemptions of shares in connection with certain withdrawals from certain retirement plans. See Statement of Additional Information. Up to 10% of the value of Class A shares subject to a Periodic Withdrawal Plan may also be redeemed each year without a CDSC. See "Periodic Withdrawal Plan."

     Investors may be eligible to buy Class A shares at reduced sales charges. Purchasers of Class A shares may benefit from Rights of Accumulation and Statement of Intention as well as the reduced sales charge available for the investment of certain life insurance and annuity contract death benefits and various Employee Benefit Plans and other plans. Descriptions are included in the Statement of Additional Information.

     Investors may be able to purchase Class A shares at net asset value. The following persons may purchase Class A shares of the Growth-Oriented Funds and Income-Oriented Funds at the net asset value (without a sales charge): (1) Principal Mutual Life Insurance Company and its directly and indirectly owned subsidiaries; (2) Active and retired directors, officers and employees of any of the Funds, Principal Mutual Life Insurance Company, and directly and indirectly owned subsidiaries of Principal Mutual Life Insurance Company (including full-time insurance agents of, and persons who have entered into insurance brokerage contracts with, Principal Mutual Life Insurance Company and its directly and indirectly owned subsidiaries, and employees of such persons); (3) The Principal Financial Group Employees' Credit Union; (4) Non-ERISA investment advisory clients of Invista Capital Management, Inc., an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company; (5) Sales representatives and employees of sales representatives of Princor or other dealers through which shares of the Funds are distributed; (6) Spouses, surviving spouses and dependent children of the foregoing persons; (7) Trusts primarily for the benefit of the foregoing individuals; (8) certain "wrap accounts" for the benefit of clients of Princor and other broker-dealers or financial planners selected by Princor; and (9) clients of a registered representative of Princor or other dealers through which shares of the Funds are distributed and who has become affiliated with Princor or other dealer within 180 days prior to the date of the purchase of Class A shares of the Funds, if the investment represents the proceeds of a redemption within that 180 day period of shares of another investment company the purchase of which included a front-end sales charge or the redemption of which was subject to a contingent deferred sales charge; (10) Unit Investment Trust sponsored by Principal Mutual Life Insurance Company and/or its directly or indirectly owned subsidiaries; and (11) certain employee welfare benefit plan customers of Principal Mutual Life Insurance Company for whom Plan Deposit Accounts are established.

     Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission ("SEC") to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Mutual Life Insurance Company. In addition, each of these Funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Mutual Life Insurance Company, and for which Principal Mutual Life Insurance Company waives any applicable contingent deferred sales charges or other contract surrender charges.

     The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60 days notice to shareholders of existing accounts.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS AND FEES

     Class R Distribution Plan. Each of the Funds described in this Prospectus has adopted a distribution plan for the Class R shares. Each Class R Plan provides for payments by the Fund to Princor at the annual rate of up to .75% of the Fund's average net assets attributable to Class R shares.

     Although Class R shares are sold without an initial sales charge, Princor incurs certain distribution expenses. In addition, Princor may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their ongoing services and assistance.

     Class A Distribution Plan. Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Fund will make payments from its assets to Princor pursuant to this Plan after the end of each month at an annual rate not to exceed 0.25% (0.15% for the Limited Term Bond
Fund) of the average daily net asset value of the Fund. Princor will retain such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares but may remit on a continuous basis up to .25% (0.15% for the Limited Term Bond Fund) to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

     General. The purpose of the Plans is to permit the Fund to compensate Princor for expenses incurred by it in promoting and distributing Fund shares and providing services to Fund shareholders. If the aggregate payments received by Princor under any of the Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to that Plan, Princor will promptly reimburse the Fund for the amount of the excess. If expenses under a Plan exceed the amount for which Princor may be compensated in any one fiscal year, the Fund will not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to the Plans that exceeds the compensation limit. The Funds will not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with the Plans. The Plans are further described in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

     Each Fund calculates net asset value of a share of each class by dividing the total value of the assets attributable to the class, less all liabilities attributable to the class, by the number of shares outstanding of the class. Shares are valued as of the close of trading on the New York Stock Exchange each day the Exchange is open.

Growth-Oriented and Income-Oriented Funds
     The following valuation information applies to the Growth-Oriented and Income-Oriented Funds. Securities for which market quotations are readily available are valued using those quotations. Securities with remaining maturities of 60 days or less are valued at amortized cost when it is determined by the Board of Directors that amortized cost reflects fair value. Other assets are valued at fair value as determined in good faith through procedures established by the Board.

     As previously described, some of the Funds may purchase foreign securities, whose trading is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Money Market Fund
     Portfolio securities of the Cash Management Fund are valued at amortized cost. For a description of this calculation procedure see the Statement of Additional Information. The Cash Management Fund reserves the right to calculate or estimate its net asset value more frequently than once a day if it deems it desirable.

DISTRIBUTION OF INCOME DIVIDENDS AND REALIZED CAPITAL GAINS

Growth-Oriented and Income-Oriented Funds
     Each of these Funds distributes substantially all of its net income to shareholders each year according to the following schedule:

                Funds                                    Record date                            Payable date
                -----                                    -----------                            ------------
     Growth
     ------
     Balanced, Blue Chip,                        three business days before              March 24, June 24,
     Real Estate, and Utilities                  each payable date                       September 24 and December 24
                                                                                         (or previous business day)

     Capital Value and Growth                    three business days before              June 24 and December 24
                                                 each payable date                       (or previous business day)

     International, International                three business days before              December 24
     Emerging Markets,                           each payable date                       (or previous business day)
     International SmallCap,
     MidCap and SmallCap

     Income
     ------
     Bond, Government Securities                 three business days before              monthly on the 24th (or
     Income, High Yield, Limited                 each payable date                       previous business day)
     Term Bond and Tax-Exempt Bond

     Net realized capital gains for each of the Funds, if any, will be distributed annually. Generally the distribution will be made on the fourth business day of December, to shareholders of record on the third business day prior to the payable date.

     On the Account Application, you can authorize income dividend and capital gains distributions to be invested in additional Fund shares at net asset value (without a sales charge), invested in shares of other Principal Funds or paid in cash. You may change this instruction without charge at any time by giving ten days written notice to the Fund.

     Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. These dividends or distributions are subject to taxation like other dividends and distributions, even though they are in effect a return of capital. A shareholder of the Tax-Exempt Bond Fund who redeems shares when tax-exempt income has been accrued but not declared as a dividend by that Fund may have the portion of the redemption proceeds which represents such income taxed at capital gains rates.

Money Market Fund
     The Cash Management Fund declares dividends of all its daily net investment income on each day the net asset value per share is determined. Dividends for the Fund are payable daily and are automatically reinvested in full and fractional shares of the Fund at the then current net asset value.

     Net investment income of the Cash Management Fund, for dividend purposes, consists of (1) accrued interest income plus or minus accrued discount or amortized premium; plus or minus (2) all net short-term realized gains and losses; minus (3) all accrued expenses of the Fund. Expenses of the Fund are accrued each day. Net income will be calculated immediately prior to the determination of net asset value per share of each Fund. Dividends payable on Class R shares of the Cash Management Fund on a per share basis will be lower than dividends payable on Class A shares of the Fund.

     Since it is the policy of the Cash Management Fund, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, the Fund does not expect any capital gains or losses. If the Fund does experience gains, however, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them once every 12 months.

     Since the net income of the Fund (including realized gains and losses on the portfolio securities) is normally declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains at $1.00 immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the account.

     Normally the Fund will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss is realized. If the net investment income of the Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00. If this happens, the Fund may endeavor to restore the net asset value per share to $1.00 by reducing the number of outstanding shares by redeeming proportionately from shareholders without the payment of any monetary consideration, such number of full and fractional shares as is necessary to maintain a net asset value per share of $1.00. Each shareholder will be deemed to have agreed to such a redemption in these circumstances by investment in the Fund. The Fund may seek to achieve the same objective of restoring the net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share would increase to the extent of positive net income which is not declared as a dividend, or any other method approved by the Board of Directors for the Fund.

     The Board of Directors of the Fund may revise the above dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large presently unexpected expense, loss or fluctuation in net assets which in the opinion of the Board might have a significant adverse effect on the shareholders.

Dividend Relay Election

     Shareholders may elect to have dividends and capital gains distributions from one of the Principal funds invested in shares of the same class of one of the other Principal funds. This Dividend Relay Election can be made on the application or at any time on 10 days written notice or, if telephone transaction services apply to the account from which the dividends and distributions originate, on 10 days notice by telephone to the Fund. A signature guarantee may be required to make the Dividend Relay Election. See "General Information About a Fund Account." There is no administrative charge for this service. Dividends and distributions are credited to the receiving Fund the day such dividends are paid at the receiving Fund's net asset value for that day.

     If the Dividend Relay Election privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to redeem the account and send the proceeds to the shareholder.

     Shareholders may discontinue the Dividend Relay Election at any time on 10 days written notice or, if telephone transaction services apply to the account from which the dividends originate, on 10 days notice by telephone to the Fund. The Funds reserve the right to discontinue or modify this service upon 60 days written notice to shareholders.

 TAX TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

     It is the policy of each of the Funds to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Funds intend to qualify for the tax treatment applicable to regulated investment companies under the provisions of the Internal Revenue Code. This means that in each year in which a Fund so qualifies, it will be exempt from federal income tax upon the amounts so distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Funds intend to comply with the Act's requirements and to avoid this excise tax. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities where the ex-dividend date may have passed in which case such dividends are recorded as soon as the Fund is informed of the ex-dividend date.

Individual Retirement Accounts

     Distributions from IRAs are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received from an IRA prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the participant's death or disability; distributions paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and the participant's designated beneficiary; distributions for medical expenses; distributions for certain unemployment expenses and distributions after 1997 for first home purchases (up to $10,000) and higher education expenses.

     Generally, distributions from IRAs must commence not later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the participant (or the participant and beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the participant dies before his or her entire interest in the IRA has been distributed, the participant's entire interest must be distributed at least as rapidly as under the method of distribution being used as of the date of that person's death. If the participant dies prior to beginning any distributions from the IRA, the entire interest in the IRA will be distributed (1) within five years after the date of the participant's death or (2) as periodic payments which will begin within one year of the participant's death and which will be made over the life expectancy of the participant's designated beneficiary. However, if the participant's designated beneficiary is the surviving spouse, the IRA may be continued with the surviving spouse deemed to be the new IRA participant.

     The Code permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans or tax -deferred annuity plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

Non-IRA Accounts

     In each fiscal year when, at the close of such year, more than 50% of the value of the International, International Emerging Markets or International SmallCap Fund's total assets are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Internal Revenue Code to permit its shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in gross income for federal income tax purposes both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. The shareholders would then be entitled to subtract from their federal income taxes the amount of such taxes withheld, or else treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit for tax deduction is subject to certain limitations.

     Under the federal income tax law, dividends paid from investment income and from realized short-term capital gains, if any, are generally taxable at ordinary income rates whether received in cash or additional shares. The net income of the Cash Management Fund for purposes of its financial reports and determination of the amount of distributions to shareholders may exceed its net income as determined for tax purposes because certain market discount income will be currently included as income for book purposes but not for tax purposes. Although all net income for book purposes will be distributed to shareholders, such distributions are taxable to shareholders of the Fund as ordinary income only to the extent that they do not exceed the shareholder's ratable share of the Fund's investment income and any short-term capital gain as determined for tax purposes. The balance, if any, will be applied against and will reduce the shareholder's cost or other tax basis for the shares.

Withholding

     The Funds are required by law to withhold 10% of IRA distributions unless the shareholder elects not to have withholding apply. The Funds are required by law to withhold 31% of dividends paid from accounts other than IRA accounts, to investors who do not furnish the Fund their correct taxpayer identification number, which in the case of most individuals is their social security number.

     Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

HOW TO EXCHANGE SHARES

     Class R shares and Class A shares acquired by the conversion of Class R shares may be exchanged at net asset value for shares of the same class of any other Principal Fund described in the Prospectus, at any time. For purposes of computing the length of time Class R shares acquired by the exchange are held prior to conversion to Class A shares, the length of time the acquired shares have been owned by a shareholder will be measured from the date of original purchase of the exchanged shares.

     A shareholder may also make an Automatic Exchange Election. This election authorizes an exchange as described above from one Principal Fund to any or all of the other Principal Funds on a monthly, quarterly, semiannual or annual basis. The minimum amount that may be exchanged into any Principal Fund must equal or exceed $300 on an annual basis. The exchange will occur on the date of the month specified by the shareholder in the election so long as the day is a trading day. If the designated day is not a trading day, the exchange will occur on the next trading day occurring during that month. If the next trading day occurs in the following month, the exchange will occur on the trading day prior to the designated day. The Automatic Exchange Election may be made on the open account application, on 10 days written notice or, if telephone transaction services apply to the account from which the exchange is made, on 10 days notice by telephone to the Fund from which the exchange will be made.

     You may exercise the telephone exchange privilege by telephoning 1-800-247-4123. If all telephone lines are busy, you might not be able to request telephone exchanges and would have to submit written exchange requests. Although the Funds and the transfer agent are not responsible for the authenticity of exchange requests received by telephone, the right is reserved to refuse telephone exchanges when in the opinion of the Fund from which the exchange is requested or the transfer agent it seems prudent to do so. You bear the risk of loss caused by a fraudulent telephone exchange request the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the shareholder's address of record. In addition, the Fund directs exchange proceeds only to another Principal fund account used to fund the shareholder's IRA.

     General - If you do not have an account with the Fund in which shares are being acquired, a new account will be established with the same registration as the account from which shares are exchanged. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired. You may receive shares in exchange only if they may be legally offered in your state of residence.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Directors or Principal Management Corporation believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. You would be notified of any such action to the extent required by law. You may modify or discontinue an election on 10 days written notice or notice by telephone to the Fund from which exchanges are made.

HOW TO SELL SHARES

     Each Fund will redeem its shares upon request. Shares are redeemed at the net asset value calculated after the Fund receives the written request in proper form. There is no charge for redemptions. The amount received for shares upon redemption may be more or less than the cost of such shares depending upon the net asset value at the time of redemption. The Funds generally send redemption proceeds the business day after the request is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than three business days, as permitted by federal securities law. A Fund will redeem only those shares for which it has received payment. To avoid the inconvenience of a delay in obtaining redemption proceeds, shares may be purchased with a certified check, bank cashiers check or money order.

     A request for a distribution from an IRA must be made in writing. You may obtain a distribution form by telephoning 1-800-247-4123 or writing to Princor, at P.O. Box 10423, Des Moines, Iowa 50306. Distributions from an IRA may be taken as a lump sum of the entire interest in the IRA, a partial interest in the IRA, or in periodic payments of either a fixed amount or amounts based upon certain life expectancy calculations. Tax penalties may apply to distributions taken before the IRA participant attains age 59 1/2. See "Tax Treatment of Fund Dividends and Distributions." A redemption request made payable to someone other than the plan participant requires a signature guarantee as a part of a proper endorsement. The signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

     A shareholder may redeem shares from an account, other than an IRA account, by mail or by telephone. Each Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon written notice to shareholders.

     By Mail - A shareholder of a non-IRA account simply sends a letter to Princor, at P.O. Box 10423, Des Moines, Iowa 50306, requesting redemption of any part or all of the shares owned by specifying the Fund account from which the redemption is to be made and either a dollar or share amount. The letter must provide the account number and be signed by a registered owner. If certificates have been issued, they must be properly endorsed and forwarded with the redemption request. If payment of less than $100,000 is to be mailed to the address of record, which has not been changed within the three month period preceding the redemption request, and is made payable to the registered shareholder or joint shareholders, or to Principal Mutual Life Insurance Company or any of its affiliated companies, the Fund will not require a signature guarantee as a part of a proper endorsement; otherwise the shareholder's signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

     By Telephone - Shareholders of non-IRA accounts may redeem shares valued at up to $100,000 from any one Fund by telephone, unless the shareholder has notified the Fund of an address change within the three month period preceding the date of the request. Such redemption proceeds will be mailed to the shareholder's address of record. Telephone redemption proceeds may also be sent by check or wire transfer to a commercial bank account in the United States previously authorized in writing by the shareholder. A wire charge of up to $6.00 will be deducted from the Fund account from which the redemption is made for all wire transfers. If proceeds are to be used to settle a securities transaction with a selected dealer, telephone redemptions may be requested by the shareholder or upon appropriate authorization from an authorized representative of the dealer, and the proceeds will be wired to the dealer. The telephone redemption privilege is available only if telephone transaction services apply to the account from which shares are redeemed. Telephone transaction services apply to all accounts, except accounts used to fund a Princor IRA, unless the shareholder has specifically declined this service on the account application or in writing to the Fund. The telephone redemption privilege will not be allowed on shares for which certificates have been issued.

     You may exercise the telephone redemption privilege by telephoning 1-800-247-4123. If all telephone lines are busy, you might not be able to request telephone redemptions and would have to submit written redemption requests. Although the Funds and the transfer agent are not responsible for the authenticity of redemption requests received by telephone, the right is reserved to refuse telephone redemptions when in the opinion of the Fund from which the redemption is requested or the transfer agent it seems prudent to do so. You bear the risk of loss caused by a fraudulent telephone redemption request the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birth date and names of all owners listed on the account and sending a written confirmation of the transaction to your address of record. In addition, the Fund directs redemption proceeds made payable to the owner or owners of the account only to an address of record that has not been changed within the three-month period prior to the date of the telephone request, or to a previously authorized bank account.

     Reinvestment Privilege - Within 60 days after redemption, shareholders who redeem all or part of their Class R shares or Class A shares which were acquired by conversion of Class R shares have a onetime privilege to reinvest the amount redeemed in shares of the same class of any of the Funds without a sales charge.

     The reinvestment will be made at the net asset value next computed after written notice of exercise of the privilege is received in proper and correct form by Princor. All reinvestments are subject to acceptance by the Fund or Funds and Princor.

PERIODIC WITHDRAWAL PLAN

     You may  request  that a fixed  number  of Class A shares or Class R shares
($25 initial minimum amount) or enough Class A shares or Class R shares to produce a fixed amount of money ($25 initial minimum amount) be withdrawn from an account monthly, quarterly, semiannually or annually. Periodic withdrawals from non-Money Market Fund Class A share accounts opened with purchases of Class A shares of $1,000,000 or more, may be subject to a CDSC. However, each year you may make periodic withdrawals of up to 10% of the value of a Class A share account without incurring a CDSC. The amount of the 10% free withdrawal privilege for an account is initially determined based upon the value of the account as of the date of the initial periodic withdrawal. If a periodic withdrawal plan is established at the time the Class A shares are purchased, the amount of the initial 10% free withdrawal privilege may be increased by 10% of the amount of additional purchases in that account made within 60 days after the shares were first purchased. After a periodic withdrawal plan has been established the amount of the 10% withdrawal privilege will be re-determined as of the last business day of December each year. The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that the investor may withdraw. An investor may initiate a Periodic Withdrawal Plan by signing an Agreement for Periodic Withdrawal Form and depositing any share certificate that has been issued, or if no certificate has been issued and telephone transaction services apply to the account, by telephoning the Fund.

PERFORMANCE CALCULATION

     From  time  to  time,  the  Funds  may  publish  advertisements  containing information (including graphs, charts, tables and examples) about the performance of one or more of the Funds and about a Fund's largest industry holdings and largest specific securities holdings in its portfolio. The Funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices. The Funds' yield and total return figures described below will vary depending upon market conditions, the composition of the Funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Funds' performance figures to performance figures published for other investment vehicles. Any performance data quoted for the Funds represents only historical performance and is not intended to indicate future performance of the Funds. For further information on how the Funds calculate yield and total return figures, see the Statement of Additional Information.

Growth-Oriented and Income-Oriented Funds

     The Income-Oriented Funds may advertise their respective yields and average annual total returns. The Growth-Oriented Funds may advertise their respective average annual total returns. Yield is determined by annualizing each Fund's net investment income per share for a specific, historical 30-day period and dividing the result by the ending maximum public offering price for Class A shares or the net asset value for Class R shares of the Fund for the same period. Average annual total return for each Fund is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. The same assumptions are made when computing cumulative total return by dividing the ending redeemable value by the initial investment. These calculations assume the payment of the maximum front-end load in the case of Class A shares, although shareholders who acquire such shares by conversion from Class R shares do not pay a front-end load. The Funds may also calculate total return figures for a specified period that do not take into account the maximum initial sales charge to illustrate changes in the Funds' net asset values over time.

Money Market Fund

     From time to time the Cash Management Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield for the Cash Management Fund will fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Fund is an open-end investment company and there is no guarantee that the net asset value or any stated rate of return will remain constant. Your investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

     Share certificates will be issued only when requested. You will receive a quarterly statement of account for the Fund(s) in which you have invested. The statement contains information regarding purchases, redemptions, and reinvested dividends or distributions occurring during the quarter, as well as the balance of shares owned and account values as of the statement date . The Funds treat the statement of account as evidence of ownership of Fund shares. This is known as an open account system. Each Fund bears the cost of the open account system.

     Signature Guarantee. The Funds have adopted the policy of requiring signature guarantees in certain circumstances to safeguard your accounts. A signature guarantee is necessary under the following circumstances:

     1. If a redemption payment is to be made payable to a payee other than the registered shareholder or Principal Mutual Life Insurance Company or any of its affiliated companies or selected administrators of qualified retirement plans;

     2. To add telephone transaction services to an account after the initial application is processed;

     3. When there is any change to a bank account designated to receive distributions; and

     4. If a redemption payment is to be mailed to an address other than the address of record or to an address of record that has been changed within the preceding three months.

     Your signature must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public is not acceptable.

     Minimum Account Balance. Although there currently is no minimum balance, due to the disproportionately high cost of maintaining small accounts, the Funds reserve the right to redeem all shares in an account with a value of less than $250 and to mail the proceeds to you. Involuntary redemptions will not be triggered solely by market activity. You will be notified before these redemptions are to be made and will have thirty days to make an additional investment to bring their accounts up to the required minimum. The Funds reserve the right to increase the required minimum.

SHAREHOLDER RIGHTS

     The following information is applicable to each of the Principal Funds described in this prospectus. Except for Tax-Exempt Cash Management Fund (Class A shares only) and Tax-Exempt Bond Fund (Class A and Class B shares only), each Fund's shares are currently divided into three classes. Each Fund share is entitled to one vote with fractional shares voting proportionately. The classes of shares for each Fund will vote together as a single class except where required by law or as determined by the Fund's Board of Directors. Shares are freely transferable, are entitled to dividends as declared by the Fund's Board of Directors and, if the Fund were liquidated, would receive the net assets of the Fund. Shareholders of a Fund may remove any director of that Fund with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of shareholders. Shareholders will be assisted with shareholder communication in connection with such matter.

     The Board of Directors of each Fund may increase or decrease the aggregate number of shares which the Fund has authority to issue and may issue two or more classes of shares having such preferences and special or relative rights and privileges as the Directors may determine, without shareholder approval.

     The Funds are not required to hold an annual meeting of shareholders in any year unless required to do so under the Investment Company Act of 1940. The Funds intend to hold shareholder meetings only when required by law and at such other times as may be deemed appropriate by their respective Boards of Directors. However, each Fund will hold a meeting of shareholders when requested to do so in writing by the holders of 10% or more of the outstanding shares of that Fund.

     Shareholder inquiries should be directed to the appropriate Fund at The Principal Financial Group, Des Moines, Iowa 50392.

     As of October 31, 1997, Principal Mutual Life Insurance Company and its subsidiaries and affiliates owned 25% or more of the outstanding voting shares of each Fund as indicated:

                                                                Percentage of
                                             Number of        Outstanding Shares
                 Fund                      Shares Owned              Owned
                 ----                      ------------       ------------------
     Capital Value Fund                     5,332,094               29.30%
     International Emerging Markets Fund    1,000,000               77.70%
     International SmallCap Fund            1,000,000               71.20%
     Limited Term Bond Fund                 1,111,843               50.37%

ADDITIONAL INFORMATION

     Organization: The Funds were incorporated in the state of Maryland on the following dates: Balanced Fund - November 26, 1986; Blue Chip Fund - December 10, 1990; Bond Fund - December 2, 1986; Capital Value Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Cash Management Fund - June 10, 1982; Government Securities Income Fund - September 5, 1984; Growth Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); High Yield Fund - November 26, 1986; International Emerging Markets Fund - May 27, 1997; International Fund - May 12, 1981; International SmallCap Fund - May 27, 1997; Limited Term Bond Fund - August 9, 1995; MidCap Fund - February 20, 1987; Real Estate Fund - May 27, 1997; SmallCap Fund - August 13, 1997; Utilities Fund - September 3, 1992.

     Custodian: Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the portfolio securities and cash assets of each of the Funds except the International, International Emerging Markets and International SmallCap Funds. The custodian for the International Emerging Markets Fund, International Fund and International SmallCap Fund is Chase Manhattan Bank, Global Securities Services, Chase Metro Tech Center, Brooklyn, New York 11245. The custodians perform no managerial or policymaking functions for the Funds.

     Capitalization: The authorized capital stock of each Fund consists of 100,000,000 shares of common stock (2,000,000,000 for Princor Cash Management
Fund), $.01 par value.

     Financial Statements: Copies of the financial statements of each Fund will be mailed to each shareholder semiannually. At the close of each fiscal year, each Fund's financial statements will be audited by a firm of independent auditors. The firm of Ernst & Young LLP has been appointed to audit the financial statements of each Fund for their respective present fiscal years.

     Registration Statement: This Prospectus omits some information contained in the Statement of Additional Information (also known as Part B of the Registration Statement) and Part C of the Registration Statements which the Funds have filed with the Securities and Exchange Commission. The Funds' Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of this Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor
Financial Services Corporation. You may obtain a copy of Part C of the Registration Statements filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

     Principal Underwriter: Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306, is the principal underwriter for each of the Principal Funds.

     Transfer  Agent  and  Dividend  Disbursing  Agent:   Principal   Management
Corporation, The Principal Financial Group, Des Moines, Iowa, 50392, is the transfer agent and dividend disbursing agent for each of the Principal Funds.